LOAN AND SECURITY AGREEMENT


                            Dated as of June 14, 2002


                                  by and among


                              CNL FINANCIAL IX, LP,
                                   as Borrower


                    NIEUW AMSTERDAM RECEIVABLES CORPORATION,
                                    as Lender


                           CNL FINANCIAL SERVICES, LP,
                                   as Servicer


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                                  as Custodian

                                       and


             COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A.,
                   "RABOBANK INTERNATIONAL", NEW YORK BRANCH,
                           as the Administrative Agent



                                TABLE OF CONTENTS                                                              Page


                                    ARTICLE I

                                   DEFINITIONS



SECTION 1.1         Terms Defined in Servicing Agreement........................................................1
SECTION 1.2         Additional Defined Terms....................................................................2
SECTION 1.3         Interpretation.............................................................................18

                                              ARTICLE II

                                               ADVANCES

SECTION 2.1         Advances...................................................................................18
SECTION 2.2         Procedures for Advances....................................................................19
SECTION 2.3         Extension of Facility......................................................................19
SECTION 2.4         Suspension of Adjusted Eurodollar Rate.....................................................20
SECTION 2.5         Note.......................................................................................20
SECTION 2.6         Repayments.................................................................................21
SECTION 2.7         Interest...................................................................................21
SECTION 2.8         Fees.......................................................................................22
SECTION 2.9         Time and Method of Payments................................................................22
SECTION 2.10        Additional Costs; Capital Requirements.....................................................23
SECTION 2.11        Breakage Costs.............................................................................24
SECTION 2.12        Taxes......................................................................................25

                                             ARTICLE III

                                        CONDITIONS TO LENDING

SECTION 3.1         Conditions Precedent to Effectiveness of Agreement.........................................27
SECTION 3.2         Conditions Precedent to All Advances.......................................................27

                                              ARTICLE IV

                                    REPRESENTATIONS AND WARRANTIES

SECTION 4.1         Representations and Warranties of the Borrower.............................................28
SECTION 4.2         Representations and Warranties of the Servicer.............................................32

                                              ARTICLE V

                                          GENERAL COVENANTS

SECTION 5.1         Affirmative Covenants......................................................................34
SECTION 5.2         Negative Covenants of the Borrower.........................................................40

                                              ARTICLE VI

                                    COLLECTIONS AND DISBURSEMENTS

SECTION 6.1         Establishment of Distribution Account......................................................42
SECTION 6.2         Funding of Distribution Account............................................................43
SECTION 6.3         Disbursements From the Distribution Account................................................44
SECTION 6.4         Payments under Limited Recourse Agreement..................................................46
SECTION 6.5         Draws on Insurance Policy..................................................................47

                                             ARTICLE VII

                                            THE CUSTODIAN

SECTION 7.1         Appointment of the Custodian...............................................................47
SECTION 7.2         Delivery of Obligor Documents..............................................................48
SECTION 7.3         Maintenance of Office......................................................................49
SECTION 7.4         Access to Records..........................................................................49
SECTION 7.5         Custodian Fees.............................................................................49
SECTION 7.6         Exculpatory Provisions.....................................................................49
SECTION 7.7         Resignation and Removal of Custodian.......................................................50
SECTION 7.8         Acceptance of Appointment by Successor Custodian...........................................50
SECTION 7.9         Release for Servicing......................................................................51
SECTION 7.10        Release for Payment........................................................................51
SECTION 7.11        Periodic Statements........................................................................51
SECTION 7.12        No Adverse Interest of the Custodian.......................................................51
SECTION 7.13        Indemnification............................................................................52
SECTION 7.14        Custodian Representations..................................................................52

                                             ARTICLE VIII

                                     GRANT OF SECURITY INTERESTS

SECTION 8.1         Borrower's Grant of Security Interest......................................................53
SECTION 8.2         Delivery of Collateral.....................................................................55
SECTION 8.3         Borrower Remains Liable....................................................................55
SECTION 8.4         Covenants of the Borrower and Servicer Regarding the Collateral............................56
SECTION 8.5         Limited Recourse...........................................................................57
SECTION 8.6         Release of Collateral......................................................................57
SECTION 8.7         Limited Recourse Agreement.................................................................59

                                              ARTICLE IX

                                         ADMINISTRATIVE AGENT

SECTION 9.1         Authorization and Action...................................................................59
SECTION 9.2         Administrative Agent's Reliance, Etc.......................................................59
SECTION 9.3         Rabobank and Affiliates....................................................................60
SECTION 9.4         Delegation of Duties.......................................................................60
SECTION 9.5         Action or Inaction by Agent................................................................60
SECTION 9.6         Notice of Events of Termination; Action by Agent...........................................61
SECTION 9.7         Non-Reliance on Agent and Other Parties....................................................61
SECTION 9.8         Successor Administrative Agent.............................................................61
SECTION 9.9         Control by Controlling Party...............................................................62

                                              ARTICLE X

                                          EVENT OF DEFAULTS

SECTION 10.1        Event of Defaults..........................................................................62

                                              ARTICLE XI

                                               REMEDIES

SECTION 11.1        Actions Upon Event of Default..............................................................64
SECTION 11.2        Application of Proceeds....................................................................66
SECTION 11.3        Exercise of Remedies.......................................................................66
SECTION 11.4        Waiver of Certain Laws.....................................................................66
SECTION 11.5        Power of Attorney..........................................................................67

                                             ARTICLE XII

                                           INDEMNIFICATION

SECTION 12.1        Indemnities by the Borrower................................................................67
SECTION 12.2        Indemnities by the Servicer................................................................69

                                             ARTICLE XIII

                                            MISCELLANEOUS

SECTION 13.1        Notices, etc...............................................................................70
SECTION 13.2        Binding Effect; Assignability; Termination; Insurer as Third Party Beneficiary.............70
SECTION 13.3        Costs, Expenses and Taxes..................................................................71
SECTION 13.4        Confidentiality............................................................................71
SECTION 13.5        No Proceedings.............................................................................72
SECTION 13.6        Amendments; Waivers; Consents..............................................................72
SECTION 13.7        GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL...............................73
SECTION 13.8        Execution in Counterparts; Severability....................................................73
SECTION 13.9        Descriptive Headings.......................................................................73
SECTION 13.10       Recourse Against Certain Parties...........................................................74
SECTION 13.11       Insurer Default............................................................................74
SECTION 13.12       Limitation on Payments.....................................................................74









                                  SCHEDULES



SCHEDULE 1               List of Closing Documents
SCHEDULE 2               Addresses for Notice / UCC Locations

                                    EXHIBITS

EXHIBIT A.........         Form of Borrowing Notice
EXHIBIT B.........         Form of Note
EXHIBIT C.........         List of Litigation Matters
EXHIBIT D-1.......         Schedule of Exceptions to Loan File Delivery
EXHIBIT D-2.......         Form of Final Certification of Custodian
EXHIBIT E.........         Form of Request for Release



                    LOAN AND SECURITY AGREEMENT, dated as of June 14, 2002 by and among CNL FINANCIAL IX, LP, a Delaware limited partnership, as Borrower, NIEUW AMSTERDAM RECEIVABLES CORPORATION, a Delaware corporation, as Lender, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, as Administrative Agent, CNL FINANCIAL SERVICES, LP, a Delaware limited partnership, as Servicer, and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Custodian.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                    WHEREAS, the Borrower intends to acquire Loans on the Closing Date pursuant to the Loan Contribution Agreement and the Loan Sale Agreements;

                    WHEREAS, the Borrower has requested the Lender to make a single Advance on the Closing Date and Return Advances from time to time after the Closing Date, and the Lender has agreed to make such Advances on the terms and conditions set forth herein;

                    WHEREAS, the Administrative Agent has been requested and is willing to act as contractual representative on behalf of the Lender and the other Secured Parties in connection with the making of such Advances;

                    WHEREAS, the Servicer has been requested and is willing to perform certain servicing, administrative and collection functions in respect of the Loans and the other Collateral pursuant to the Servicing Agreement;

                    WHEREAS, in order to secure the Advances made to the Borrower by the Lender and the other Borrower Secured Obligations, the Borrower intends to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Loans and the other Collateral; and

                    WHEREAS, the Custodian has been requested and is willing to act as custodian on behalf of the Administrative Agent hereunder and to perform certain other services as described herein and in the Servicing Agreement;

                    NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                    SECTION 1.1.......Terms Defined in Servicing Agreement.

                    Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Servicing Agreement.

                    SECTION 1.2 Additional Defined Terms.

                    As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

                    "Additional Amounts": Any amounts payable to any Affected Party under Sections 2.10 and 2.11.

                    "Additional Costs" As defined in Section 2.10(b).

                    "Adjusted Eurodollar Rate": For any Interest Period, a rate per annum equal to the sum of (a) the Applicable Margin, and (b) the quotient of
(i) LIBOR for such Interest Period, divided by (ii) a number equal to 1.00 minus the Eurodollar Reserve Percentage, if applicable. The Adjusted Eurodollar Rate shall be determined by the Administrative Agent and shall be rounded upward, if necessary, to the nearest 1/100th of 1%.

                    "Administrative   Agent":   Rabobank  in  its   capacity  as
Administrative Agent for the Lender andthe other Secured Parties, and any successor thereto in such capacity.

                    "Advance": The Initial Advance or any Return Advance.

                    "Adverse Claim": With respect to any Person, any claim of ownership by another Person or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest in any property of such Person.

                    "Affected Party": The Lender, the Administrative Agent, the Insurer, any Liquidity Provider, any letter of credit provider to the Lender, or any affiliate of the foregoing persons.

                    "Affiliate": As to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For the purposes of this definition, the terms "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or to cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                    "Agreement": This Loan and Security Agreement, as amended, modified, supplemented or restatedfrom time to time.

                    "Applicable Margin": 1.25%.

                    "Available Collections": With respect to any Payment Date, the funds on deposit in the Distribution Account as of such date (including (i) the Servicer Remittance Amount for the most recent Servicer Remittance Date,
(ii) all payments made by or on behalf of the Hedge Counterparty pursuant to the Hedge Agreement on or before such Payment Date, (iii) any Capital Contribution deposited into the Distribution Account on or before such Payment Date and (iv) all payments and Proceeds deposited into the Distribution Account pursuant to
Section 8.6 or 11.2).

                    "Base Rate": On any date, a fluctuating rate of interest per annum equal to the higher of (a) the Prime Rate and (b) the Federal Funds Rate + 0.50%.

                    "Borrower":   CNL  Financial  IX,  LP,  a  Delaware  limited
partnership.

                    "Borrower Account Collateral": As defined in Section 8.1.

                    "Borrower Administrator" means CNL, in its capacity as administrator for the Borrower under the Borrower Administration Agreement, and any successor hereto in such capacity.

                    "Borrower Administration Agreement" means the Administration Agreement dated as of June 14, 2002 between the Borrower and the Borrower Administrator.

                    "Borrower Assigned Agreements": As defined in Section 8.1.

                    "Borrower General Partner": CNL Financial IX, Inc., a Delaware corporation.

                    "Borrower Secured Obligations": All obligations of every nature of the Borrower to the Lender or any other Secured Party, now or hereafter existing, under this Agreement or any other Transaction Document, and all amendments, extensions or renewals hereof or thereof, whether for principal, interest, fees, expenses, indemnities or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owned with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Lender or any such Secured Party as a preference, fraudulent transfer or otherwise.

                    "Borrowing Base": At any time, the sum of (i) the product of
(A) the Current Advance Rate, multiplied by (B) the aggregate outstanding principal balance of the Eligible Loans that are not Delinquent Loans or Defaulted Loans, plus (ii) 50% of the aggregate outstanding principal balance of the Eligible Loans that are Delinquent Loans. For purposes of the foregoing, the outstanding principal balance of each Eligible Loan shall be determined as of the last day of the most recently ended Collection Period (or, in the case of a determination made prior to the end of the first Collection Period, as of the Cut-off Date). For the avoidance of doubt, any Loan with respect to which a Liquidation Event shall have occurred shall be deemed to be a Defaulted Loan.

                    "Borrowing Excess Event": At any time, the failure of the aggregate outstanding principal balance of the Advances at such time to be less than or equal to the Borrowing Base as of the immediately preceding Determination Date.

                    "Borrowing Notice": As defined in Section 2.2(a).

                    "Breakage Costs": As defined in Section 2.11.

                    "Business Day": Any day on which banks are not authorized or required to close in New York, New York, Minneapolis, Minnesota, Columbia, Maryland, or Orlando, Florida or any other city in which the Corporate Trust Office of the Custodian is located and, if the applicable Business Day relates to any computation or payment to be made with respect to the Adjusted Eurodollar Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

                    "Capital  Contribution" has the meaning specified in Section
                                            6.2.

                    "Cash  Collateral  Account":   As  defined  in  the  Limited
                                                   Recourse Agreement.

                    "Closing Date": June 14, 2002.

                    "CNL":  CNL  Franchise  Network,   LP,  a  Delaware  limited
                            partnership.

                    "CNL  APF":  CNL  APF  Partners,   LP,  a  Delaware  limited
                                 partnership.

                    "Collateral": As defined in Section 8.1.

                    "Collections": All cash collections and other Proceeds of the Collateral including, without limitation, (i) all payments of principal and interest in respect of Loans, (ii) all late charges, penalties, fees and interest arising in connection with any Loan and recoveries with respect to Loans that have been written off as uncollectible, (iii) all payments made to or for the benefit of the Borrower under any Obligor Document or Transaction Document and (iv) all cash proceeds from the sale or other disposition of any of the Collateral.

                    "Commitment Termination Date": The earlier of (i) the Termination Date and (ii) the Scheduled Commitment Termination Date.

                    "Control Agreement": As defined in Section 6.1(a).

                    "Controlling  Party":  The Lender;  provided that so long as
(i) the Overcollateralization Ratio is less than 115%, (ii) the Guaranteed Principal Amount is greater than zero and (iii) no Insurer Default has occurred and is continuing, the "Controlling Party" shall be the Insurer. Borrower and Servicer may rely on any representation of the Lender, the Administrative Agent of the Insurer that such entity is the Controlling Party.

                    "Covered Taxes": As defined in Section 2.12(b).

                    "CP Rate": For any Interest Period, a rate equivalent to the sum of (i) the per annum rate equivalent to the weighted average of the per annum rates paid or payable by the Lender from time to time as interest on commercial paper notes or otherwise (by means of interest rate hedges or otherwise and taking into consideration any incremental carrying costs associated with short-term promissory notes issued by the Lender maturing on dates other than those certain dates on which the Lender is to receive funds) in respect of the promissory notes issued by the Lender that are allocated, in whole or in part, by the Administrative Agent (on behalf of the Lender) to fund or maintain the Advances during such Interest Period, as determined by the Administrative Agent (on behalf of the Lender) and reported to the Borrower and the Servicer, which rates shall reflect and give effect to (A) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the Administrative Agent (on behalf of the Lender) and (B) other borrowings by the Lender, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the CP Rate, the Administrative Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum, plus (ii) the Applicable Margin.

                    "Current Advance Rate": On the Closing Date, a percentage equal to the Initial Advance Rate. On any Payment Date thereafter, a fraction, expressed as a percentage, computed as follows:



                                      A - B
                                      C - D


where:


                 A        =    The amount of the Initial Advance

                 B        =    All payments of principal made on the Advances on any date prior to such
                               Payment Date;  provided that the amount described in this paragraph (B)
                               shall not include any Mandatory Prepayment made pursuant to clause (xii)
                               of the Priority of Payments unless either (i) at any time after the date such Mandatory Prepayment was made, a Borrowing Excess Event shall have occurred and been continuing for two consecutive Payment Dates or (ii)
                               such Mandatory Prepayment was applied or at any time thereafter was deemed to have been applied to reduce the Guaranteed Principal Amount

                 C        =    the aggregate outstanding principal balance of the Loans as of the
                               Cut-off Date

                 D        =    the aggregate amount of Principal
                               Collections received on the Loans and
                               applied pursuant to the Priority of
                               Payments on any date prior to such
                               Payment Date.



                    "Custodian": Wells Fargo Bank Minnesota, National Association, in its capacity as custodian for the Administrative Agent hereunder, for the benefit of the Secured Parties, and any successor thereto in such capacity.

                    "Debt": As to any Person at any date, all liabilities, obligations and indebtedness (actual or contingent) of such Person (a) for borrowed money, (b) evidenced by promissory notes, bonds, debentures, notes or other similar instruments, (c) to pay the deferred purchase price of property or services, (d) as lessee under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (e) secured by any lien or other charge upon a property or asset owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (f) under any interest rate swap, interest rate cap, interest rate floor, interest rate collar, or other hedging instrument or agreement, (g) under reimbursement agreements or similar agreements with respect to the issuance of letters of credit (other than obligations in respect of letters of credit opened to provide for payment of goods and services purchased in the ordinary course of business),
(h) under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above, or (i) for liabilities in respect of unfunded vested benefits under plans covered by ERISA. For the purposes hereof, all liabilities, obligations and indebtedness shall be without duplication and the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Debt of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Debt, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Debt of another Person, or to supply funds to or in any manner invest in another Person in connection with the Debt of such Person.

                    "Delinquent Loan": With respect to any Collection Period, any Loan (other than a Defaulted Loan) that is 30 or more days past due in the payment of principal or interest as of the end of such Collection Period.

                    "Distribution Account": As defined in Section 6.1(a).

                    "Distribution Account Bank": As defined in Section 6.1(a).

                    "Dollar" and "$":  Lawful  currency of the United  States of
                                       America.

                    "Early Amortization Event": A Level I Interest Coverage Early Amortization Event, a Level II Interest Coverage Early Amortization Event or an Overcollateralization Early Amortization Event.

                    "Eligible   Loan":  Any  Pledged  Loan  that  satisfies  the
following criteria:

                    (a) such Loan  satisfies  all of the  criteria  set forth in
Section 2 of the Loan Contribution Agreement;

                    (b) such Loan has been either (i) duly assigned to the Borrower by a Seller in accordance with a Loan Sale Agreement and all consideration required to be paid by the Borrower to such Seller with respect to such assignment has been paid in full or (ii) duly contributed to the Borrower by CNL pursuant to the Loan Contribution Agreement;

                    (c) the Borrower has good and marketable title to such Loan, free and clear of any Adverse Claims (other than Adverse Claims in favor of the Administrative Agent hereunder);

                    (d) the Administrative Agent has a first priority perfected security interest in, and lien on, such Loan and all Collateral relating thereto; and

                    (e) a complete set of Obligor Documents has been executed with respect to such Loan, and such Obligor Documents have been delivered to the Custodian in accordance with this Agreement.

                    "Environmental Laws": Any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued, by the United States of America, any state of the United States and any political subdivision of any of the foregoing (and any agency, department, commission, board, bureau, court or other tribunal having jurisdiction over any Obligor, the Borrower, any Seller, CNL, the Servicer or any of their respective property) relating to environmental matters in any jurisdiction where any Obligor, any Seller, CNL, the Servicer or the Borrower owns, leases or operates its property or under federal law .

                    "ERISA": The Employee Retirement Income Security Act of 1974, as it may be amended from time to time and the regulations promulgated thereunder.

                    "ERISA Affiliate" means, with respect to any Person, any (i) corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person; (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person or (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person, any corporation described in clause (i) above or any partnership or other trade or business described in clause (ii) above.

                    "Eurodollar Disruption Event": With respect to any day occurring in any Interest Period, any of the following: (a) a determination by any Liquidity Provider on such day that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States Dollars in the London interbank market to make, fund or maintain its interest in any Advance during such Interest Period, (b) a determination by any Liquidity Provider on such day that the rate at which deposits of United States Dollars are being offered to such Liquidity Provider in the London interbank market does not accurately reflect the cost to such Liquidity Provider of making, funding or maintaining its interest in any Advance during such Interest Period or (c) the inability of any Liquidity Provider on such day to obtain United States Dollars in the London interbank market to make, fund or maintain its interest in any Advance during such Interest Period.

                    "Eurodollar Reserve Percentage": means for any day, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against Eurocurrency Liabilities (as defined therein), if such liabilities were outstanding. The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

                    "Event of Bankruptcy": With respect to any specified Person, the occurrence of any of the following events:

                    (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial part of its assets, or any similar action with respect to such Person under any law (foreign or domestic) relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 days or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws (foreign or domestic) now or hereafter in effect; or

                    (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due.

                    "Event of Default": As defined in Section 10.1.

                    "Excess Spread Debt Reduction Amount": For any Payment Date, an amount equal to the product of (i) the aggregate outstanding principal balance of the Loans as of the first day of the Collection Period then most recently ended (or, in the case of the first Payment Date, as of the Cut-off
Date), multiplied by (ii) one-twelfth of 0.50%. For the avoidance of doubt, the amount described in clause (i) shall include the aggregate outstanding principal balance of any Delinquent Loans and Defaulted Loans, but shall exclude any Loans with respect to which a Liquidation Event occurred prior to the first day of the Collection Period then most recently ended.

                    "Facility Maturity Date": The earlier of (i) the Termination Date and (ii) the Scheduled Facility Maturity Date.

                    "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, (b) if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it in good faith.

                    "Fee Letter": The fee letter agreement dated as of the Closing Date, among the Borrower, the Servicer, the Lender and the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                    "Fitch": Fitch, Inc.

                    "Funding Date": Each day on which an Advance is made.

                    "GAAP": Generally accepted accounting principles as in effect in the United States, consistently applied, as of the date of such application.

                    "Governmental Authority": The United States of America, any state, local or other political division thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

                    "Guaranteed Principal Amount": At any time, an amount equal to (i) the Initial Guaranteed Principal Amount minus (ii) all amounts previously applied or deemed to have been applied pursuant to the Priority of Payments,
Section 2.6(c) or Section 6.5 to reduce the Guaranteed Principal Amount.

                    "Guaranteed Principal Payment Amount": With respect to any Payment Date, an amount equal to the lesser of (i) the Guaranteed Principal Amount and (ii) the Principal Collections with respect to such Payment Date.

                    "Hedge Agreement": The ISDA Master Agreement between the Borrower and the Hedge Counterparty, together with the schedule attached thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                    "Hedge       Counterparty":       Cooperatieve      Centrale
Raiffeisen-Boerenleenbank, B.A., "Rabobank International", together with its successors and permitted assigns under the Hedge Agreement, or any substitute counterparty designated pursuant to Section 5(b)(2)(i) of the Schedule to the Hedge Agreement.

                    "Hedged Interest Amount": For any Payment Date, an amount equal to the product of (i) the aggregate amount of Note Interest due and payable on such Payment Date and (ii) a fraction, the numerator of which is the Guaranteed Principal Amount as of the immediately preceding Payment Date (after giving effect to all distributions made on such preceding Payment Date), and the denominator of which is equal to the aggregate outstanding principal balance of the Advances as of the immediately preceding Payment Date (after giving effect to all distributions made on such preceding Payment Date); provided that, so long as the Swap Transaction is in effect, the Hedged Interest Amount will not exceed the "Floating Amount" payable by the Hedge Counterparty thereunder (determined without giving effect to any netting provisions thereunder); and provided further that if either (i) the Swap Transaction is no longer in effect or (ii) the Hedge Counterparty has defaulted on its payment obligations under the Swap Transaction, then the Hedged Interest Amount will not exceed the "Fixed Amount" payable by the Issuer under the Swap Transaction (determined as if such termination or default had not occurred and without giving effect to any netting provisions thereunder).

                    "Income Taxes": Any federal, state, local or foreign taxes based upon, measured by, or imposed upon gross or net income, gross or net receipts, capital, net worth, or the privilege of doing business, including without limitation franchise taxes, and any minimum taxes or withholding taxes based upon any of the foregoing, including any penalties, interest or additions to tax imposed with respect thereto.

                    "Indemnified Amounts": As defined in Section 12.1(a).

                    "Indemnified Party": As defined in Section 12.1(a).

                    "Initial Advance": As defined in Section 2.1(a).

                    "Initial Advance Rate": 92%.

                    "Initial Guaranteed Principal Amount": $157,753,762.

                    "Insurance  Agreement":   The  Insurance  and  Reimbursement
Agreement, dated as of the Closing Date, among the Borrower, the Servicer, the Recourse Providers and the Insurer.

                    "Insurance Policy": The financial guaranty insurance policy No. 38300 issued by the Insurer in favor of the Administrative Agent for the benefit of the Lender.

                    "Insurance Premium": With respect to a Payment Date, the premium payable to the Insurer pursuant to the Insurance Premium Fee Letter.

                    "Insurance Premium Fee Letter": The Premium Fee Letter, dated the Closing Date, between the Borrower and the Insurer.

                    "Insurer": MBIA Insurance Corporation, a New York stock insurance corporation.

                    "Insurer Default": The occurrence of any of the following events: (a) the Insurer fails to pay when, as and in the amounts required, any amount payable under the Insurance Policy, (b) a court of competent jurisdiction determines in a final order that the Insurance Policy is no longer in full force and effect or (c) an Insurer Insolvency Event occurs.

                    "Insurer Insolvency Event": Any of the following events: (a) the Superintendent of Insurance of the State of New York shall have applied for an order with respect to the Insurer pursuant to Section 7402 (rehabilitation of the Insurer), Section 7404 (liquidation of the Insurer) or Section 7416 (dissolution of the Insurer) of the New York Insurance Law (or any successor provision thereto) (or if the Insurer is not regulated by the Superintendent of Insurance of the State of New York, the regulatory authority having primary jurisdiction over the Insurer shall have applied for a similar order), and such application shall not be dismissed or otherwise terminated during a period of ninety (90) consecutive days or a court enters an order granting the relief sought; (b) the Superintendent of Insurance of the State of New York shall have determined that the Insurer is insolvent within the meaning of Section 1309 of the New York Insurance Law; (c) the Insurer shall have commenced a voluntary case or other proceeding seeking rehabilitation, liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall have consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall have made a general assignment for the benefit of creditors; or (d) an involuntary case or other proceeding shall have been commenced against the Insurer seeking rehabilitation, liquidation, reorganization or other relief with respect to it or its debts under a bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or an order for relief shall have been entered against the Insurer under the federal bankruptcy laws as now or hereafter in effect and such order, case or proceeding is not dismissed or otherwise terminated for a period of ninety (90) consecutive days or a court of competent jurisdiction enters an order granting the relief sought in such case or proceeding.

                    "Interest": For each Interest Period, the sum of the products for each day during such Interest Period of:

                                 IR x A x 1/360

                   where:

                           IR  =  the Interest Rate on such day; and

                           A   =  the aggregate outstanding principal balance
                                    of the Advances on such day.

                    "Interest Coverage Ratio": With respect to any Determination Date, a fraction, expressed as a percentage, the numerator of which is the sum of (a) the aggregate amount of all collections and other Proceeds of the Collateral received during the related Collection Period which, pursuant to
Section 1.03 of the Servicing Agreement, are to be treated as payments of interest with respect to any Loan and (b) any amounts scheduled to be received from the Hedge Counterparty under the Swap Transaction on the next Payment Date, and the denominator of which is equal to the aggregate amount scheduled to be paid on such Payment Date pursuant to clauses (i), (ii), (iv), (v), (vi) and
(vii) of the Priority of Payments.

                    "Interest Period": (i) With respect to any portion of the Advances funded through the issuance of commercial paper, each period from and including a Determination Date (or, in the case of the initial Interest Period, the Closing Date) to, but excluding, the next succeeding Determination Date and
(ii) with respect to any other portion of the Advances, each period from and including a Payment Date (or, in the case of the initial Interest Period, the Closing Date) to but excluding the next succeeding Payment Date.

                    "Interest Rate": For each day in a Interest Period on which an Advance is outstanding: (i) to the extent such Advance is funded through the issuance of commercial paper on such day the CP Rate and (ii) to the extent such Advance is funded through the Liquidity Agreement on such day, the Liquidity Rate.

                    "Investments": With respect to any Borrower Account Collateral, the certificates, instruments or other Permitted Investments in which amounts credited to the accounts included in the Borrower Account Collateral are invested from time to time.

                    "Lender": Nieuw Amsterdam,  together with its successors and assigns.

                    "Level I Interest Coverage Early Amortization Event": The Interest Coverage Ratio as of any Determination Date shall be less than or equal to 120%.

                    "Level II Interest Coverage Early Amortization Event": The Interest Coverage Ratio as of any Determination Date shall be less than or equal to 110%.

                    "LIBOR": For any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then "LIBOR" for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of Rabobank in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as determined by the Administrative Agent.

                    "Limited Recourse Agreement": The Limited Recourse Agreement dated as of the Closing Date among the Recourse Providers, the Borrower and the Administrative Agent.

                    "Liquidity Agreement": The Liquidity Asset Purchase Agreement dated as of the Closing Date among Nieuw Amsterdam, Rabobank, the Liquidity Providers from time to time parties thereto and Rabobank, as liquidity agent for the Liquidity Providers.

                    "Liquidity Provider": Any financial institution from time to time party to the Liquidity Agreement as a "Purchaser" thereunder.

                    "Liquidity Rate": The Adjusted Eurodollar Rate; provided, however, that the "Liquidity Rate" shall be equal to the Base Rate (i) for any Interest Period of less than a month, (ii) with respect to any portion of an Advance that is not outstanding during an entire Interest Period or which does not accrue Interest at the Liquidity Rate for an entire Interest Period, (iii) at any time when the Adjusted Eurodollar Rate has been suspended as provided in
Section 2.4 and (iv) for any Interest Period for which the Borrower so elects by delivery of a written notice to such effect to the Administrative Agent not later than the third Business Day prior to the commencement of such Interest Period; and provided further that at all times following the occurrence and during the continuation of an Event of Default the Liquidity Rate shall be an interest rate per annum equal to the Base Rate in effect from time to time plus 2%.

                    "Loan   Contribution   Agreement":   The  Loan  Contribution
Agreement of even date herewith between the Borrower and CNL.

                    "Loan Delinquency Event": At any time of determination, the sum (without duplication) of (i) the aggregate outstanding principal balance of the Loans that are Delinquent Loans or Defaulted Loans plus (ii) the cumulative amount of write-offs made with the respect to the principal amount of the Loans, exceeds 5% of the aggregate outstanding principal balance of all Loans. For the avoidance of doubt, the terms "Defaulted Loan" and "Loan" shall include any Loan with respect to which a Liquidation Event has occurred (other than by reason of the payment in full of such Loan), and the outstanding principal balance of each such Loan shall be equal to the outstanding principal balance thereof after giving effect to all recoveries thereon, but without giving effect to any write-off of principal with respect thereto.

                    "Loan Sale Agreements": Collectively, the Loan Sale Agreement dated the Closing Date between the Borrower and CNL Financial VII, LP, a Delaware limited partnership, and the Loan Sale Agreement dated the Closing Date between the Borrower and CNL Financial VIII, LP, a Delaware limited partnership.

                    "Mandatory Prepayment": As defined in Section 2.1(b).

                    "Material Adverse Effect": A material adverse effect on (i) the financial condition, business or operations of any Transaction Party, (ii) the ability of any Transaction Party to perform its obligations under any Transaction Document, (iii) the legality, validity or enforceability of any Transaction Document, (iv) the Borrower's or the Administrative Agent's (on behalf of the Secured Parties) interest in the Collateral generally or in any significant portion of the Collateral or the perfection or validity of any such interest or (v) the collectibility of the Loans included in the Collateral generally or of any material portion of such Loans.

                    "Maximum Lawful Rate": As defined in Section 2.7(c).

                    "Maximum Return Amount": For any Payment Date, an amount equal to (a) the product of (i) the Current Advance Rate multiplied by (ii) the aggregate outstanding principal balance of the Loans as of the first day of the Collection Period then most recently ended, minus (b) the aggregate outstanding principal balance of the Advances. For the avoidance of doubt, the amount described in clause (a)(i) shall include the aggregate outstanding principal balance of any Delinquent Loans and Defaulted Loans, but shall exclude any Loans with respect to which a Liquidation Event occurred prior to the first day of the Collection Period then most recently ended.

                    "Moody's": Moody's Investors Services.

                    "Nieuw Amsterdam": Nieuw Amsterdam Receivables Corporation,
                                       a Delaware corporation.

                    "New Regulations": As defined in Section 2.12(e)(ii).

                    "Note": As defined in Section 2.5(a).

                    "Note Interest": For any Interest Period, the aggregate accrued and unpaid Interest with respect to each Advance that was outstanding at any time during such Interest Period.

                    "Obligor Documents": With respect to any Loan, all documents included in the Loan File with respect to such Loan.

                    "Officer's Certificate": With respect to any Person, a certificate of such Person (or, in the case of the Borrower, a certificate of the Borrower General Partner) signed on its behalf by the Chairman of the Board, Chief Executive Officer, the President, a Vice President, the Treasurer, the Secretary, or any other duly authorized officer of such Person (or, in the case of the Borrower, the Borrower General Partner) acceptable to the Administrative Agent.

                    "Other CNL Company": As defined in Section 5.1(m).

                    "Other Costs": As defined in Section 13.3(a).

                    "Overcollateralization   Early   Amortization   Event":  The
Overcollateralization Ratio as of any Determination Date shall be less than or equal to 135%.

                    "Overcollateralization Ratio": With respect to any Determination Date, a fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Eligible Loans, and the denominator of which is the Guaranteed Principal Amount on such date; provided that if a Borrowing Excess Event existed as of the close of business on the immediately preceding Payment Date (after giving effect to all distributions made on such Payment Date), then for purposes of this definition all Defaulted Loans and Delinquent Loans shall be deemed to have an outstanding principal balance of zero.

                    "Parent":  CNL American  Properties  Fund,  Inc., a Maryland
                               corporation.

                    "PBGC": As defined in Section 4.1(s).

                    "Performance Guaranty": The Performance Guaranty dated as of the Closing Date executed by CNL in favor of the Borrower and the Administrative Agent for the benefit of the Secured Parties.

                    "Person": An individual, partnership, corporation, including a business trust, limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, Governmental Authority or any other entity of whatever nature.

                    "Pledged  Loan":  Each Loan listed on the Loan Schedule from time to time.

                    "Potential Event of Default": An event or circumstance which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

                    "Prime Rate": The rate announced by Rabobank from time to time as its prime or base rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by Rabobank in connection with extension of credit to debtors.

                    "Principal Collections": With respect to any Payment Date, the sum of (i) all collections and other Proceeds of the Collateral received during such Collection Period which, pursuant to Section 1.03 of the Servicing Agreement, are to be treated as payments on or recoveries of the principal amount of any Loan and (ii) all amounts paid by the Recourse Providers pursuant to the Limited Recourse Agreement in respect of the principal of any Defaulted Loans on such Payment Date (whether such payment is effected through a withdrawal from the Cash Collateral Account or otherwise).

                    "Priority of Payments": As defined in Section 6.3.

                    "Proceeds": With respect to any Collateral, whatever is collected or received upon the sale, lease, license, exchange, collection, liquidation, or foreclosure or other disposition of such Collateral, whether such disposition is voluntary or involuntary, and including any and all proceeds of any insurance, indemnity, warranty or guaranty payable in respect of any such Collateral.

                    "Program  Amount":   An  amount  equal  to  $207,333,516.00;
provided that after the Commitment Termination Date the Program Amount shall be zero.

                    "Rabobank": Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A., "Rabobank International", New York Branch, and any successor thereto.

                    "Rating Agency": Each of S&P, Moody's and Fitch.

                    "Real Property": Any real property consisting of a land lot and/or any building and related improvements thereon.

                    "Records": With respect to any Loan, all documents, books, records and other information (including, without limitation, tapes, disks, data processing software and related property and rights) prepared and maintained by the any Transaction Party with respect to such Loan and the related Obligors, other than the Obligor Documents.

                    "Recourse  Provider  Collateral"  As defined in the  Limited
                                                      Recourse Agreement.

                    "Recourse Providers": Collectively, CNL and CNL APF.

                    "Recourse Trigger Event": Either of the following: (i) the concurrent occurrence or existence of (a) a Borrowing Excess Event and (b) a Loan Delinquency Event, or (ii) the failure by the Borrower to repay the aggregate outstanding principal balance of the Advances and all other Borrower Secured Obligations in full by the Facility Maturity Date.

                    "Register": As defined in Section 2.5(c).

                    "Regulatory Change": Any change after the Closing Date in federal, state or foreign law or regulations (including, without limitation, Regulation D of the Federal Reserve Board) or the adoption or making after such date of any interpretation, judgement, directive or request applying to any Affected Party under any federal, state or foreign law or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

                    "Release Amount" means, with respect to any Loan to be released pursuant to Section 8.6(a), an amount equal to the sum of (a) the product of the Current Advance Rate and the outstanding principal balance of such Loan as of the date of purchase, plus (b) all accrued and unpaid interest on such Loan at the related Interest Rate to but not including the date of purchase (or, if such purchase occurs after the Determination Date in any calendar month, through the end of such calendar month), (b) all related and unreimbursed costs and expenses including, without limitation, Servicing Advances, Advance Interest and Extraordinary Expenses, and (c) any amount that is or will become payable to the Hedge Counterparty in connection with any related termination (in whole or in part) of the Swap Transaction.

                    "Report Date":  The third Business Day prior to each Payment
                                    Date.

                    "Restrictions on Transferability": Any material condition to, or restriction on, the ability of the holder or an assignee of the holder of any right, title or interest in any property to sell, assign, transfer or otherwise liquidate such right, title or interest in a commercially reasonable time and manner or which would otherwise materially deprive the holder or any assignee of the holder of the benefits thereof, provided, however, that any restriction included in a franchisor's customary franchise agreement shall not be deemed a Restriction on Transferability.

                    "Return Advance": As defined in Section 2.1.

                    "Revolving Period": The period commencing on the Closing Date and ending on the day immediately prior to the Commitment Termination Date.

                    "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                    "Scheduled Commitment Termination Date": June 13, 2003 as such date may be extended by the Lender in its sole discretion in accordance with Section 2.3.

                    "Scheduled Facility Maturity Date": The Payment Date in June, 2007, as such date may be extended by the Lender in its sole discretion in accordance with Section 2.3.

                    "Secured Parties": The Lender, the Administrative Agent, the Hedge Counterparty, the Custodian, the Insurer, all other Indemnified Parties and Affected Parties and their respective successors and assigns.

                    "Sellers": Collectively, CNL Financial VII, LP, a Delaware limited partnership, and CNL Financial VIII, LP, a Delaware limited partnership.

                    "Servicer": CNL Financial Services, LP, in its capacity as servicer under the Servicing Agreement, and any successor thereto in such capacity.

                    "Servicing Agreement": The Servicing Agreement of event date herewith among the Borrower, the Servicer, the Administrative Agent and the Custodian.

                    "Subsidiary": As to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions are at the time directly or indirectly owned or controlled by such Person.

                    "Swap Transaction": The interest rate swap transaction evidenced by the confirmation dated as of the Closing Date between the Borrower and the Hedge Counterparty, or any replacement transaction entered into pursuant to Section 5(b)(2)(i) of the Schedule to the Hedge Agreement.

                    "Taxes": Any and all present or future taxes, levies, imposts, deductions, charges or withholdings (including all liabilities with respect thereto) that are imposed by any government or other taxing authority.

                    "Termination  Date":  The  date so  designated  pursuant  to
Section 10.1 as a result of a Event of Default.

                    "Transaction Documents": This Agreement, the Note, the Fee Letter, the Loan Sale Agreements, the Loan Contribution Agreement, the Servicing Agreement, the Limited Recourse Agreement, the Performance Guaranty, the Liquidity Agreement, the Hedge Agreement, the Swap Transaction, the Insurance Policy, the Insurance Agreement, the Insurance Premium Fee Letter and all other agreements, instruments, guarantees, certificates, financing statements and documents executed and/or delivered in connection herewith or therewith.

                    "Transaction  Parties":   Collectively,  the  Borrower,  the
Servicer and the Recourse Providers.

                    "UCC": The Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

                    "Unguaranteed Principal Amount": At any time, the aggregate outstanding principal balance of the Advances minus the Guaranteed Principal Amount outstanding at such time.

                    "Unguaranteed Principal Payment Amount": With respect to any Payment Date, an amount equal to the lesser of (i) the Unguaranteed Principal Amount and (ii) an amount, not less than zero, equal to the Principal
Collections with respect to such Payment Date minus the Guaranteed Principal Payment Amount for such Payment Date.

                    "Unused Fee": As defined in Section 2.8(b).

                    SECTION 1.3 Interpretation. --------------

                    (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                    (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

                    (c) The words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; a reference to a subsection or other subdivision without further reference to a Section is a reference to such subsection or other subdivision as contained in the Section in which the reference appears; and the words "include" and "including" shall mean without limitation by reason of enumeration.

                    (d)  The   definitions   contained  in  this  Agreement  are
applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

                    (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its successors and permitted assignees.

                    (f) All terms used in Article 9 of the UCC of the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. All hourly references herein shall refer to New York City time.

                                   ARTICLE II

                                    ADVANCES

                    SECTION 2.1   Advances.

                    (a) On the terms and conditions hereinafter set forth, the Lender shall make a single loan to the Borrower (such loan being the "Initial Advance") on the Closing Date in an amount not to exceed the lesser of (a) the Program Amount and (b) the Borrowing Base.

                    (b) If on any Payment Date the aggregate outstanding principal amount of the Advances is reduced pursuant to clause (xii) of the Priority of Payments (each reduction being a "Mandatory Prepayment"), the Borrower may, at its option, request that the Lender make an additional loan on any Payment Date thereafter during the Revolving Period (each such additional loan, a "Return Advance") in an amount not to exceed the lesser of:

                    (i) the Maximum Return Amount; and

                    (ii) the excess, if any, of (A) the lesser of the Program Amount and the Borrowing Base, over (B) the aggregate outstanding principal amount of the Advances then outstanding.

                    SECTION 2.2  Procedures for Advances.

                    (a) The Borrower shall provide the Administrative Agent with at least three Business Days' prior notice in the form set forth as Exhibit A hereto (a "Borrowing Notice") of each Return Advance requested to be made by the Lender hereunder. Each Borrowing Notice shall be irrevocable and shall specify the principal amount of the requested Return Advance (which shall not be less than $400,000 and increments of $1,000 in excess thereof) and the Payment Date on which such Return Advance is to be made. On the date of each Return Advance, upon satisfaction of the applicable conditions precedent set forth in Article III, the Lender shall deposit or cause to be deposited to the account specified by the Borrower in the Borrowing Notice, in immediately available funds, no later than 4:30 p.m. (New York time), the amount of such Return Advance.

                    (b) Each Borrowing Notice shall be accompanied by an Officer's Certificate from the Servicer representing that after giving effect to the applicable Advance and the application of the proceeds thereof, no Borrowing Excess Event would exist.

                    SECTION 2.3  Extension of Facility.

                    (a) The Borrower may, within 60 days, but no later than 45 days, prior to the Scheduled Commitment Termination Date, by written notice to the Administrative Agent, make written request for the Lender to extend the Scheduled Commitment Termination Date to a date that is up to 364 days following the then-current Scheduled Commitment Termination Date. The Administrative Agent will give prompt notice to the Lender of its receipt of such request for extension of the Scheduled Commitment Termination Date. The Lender shall make a determination, in its sole discretion, within 30 days of the Administrative Agent's receipt of such request for extension as to whether or not it will agree to extend the Scheduled Commitment Termination Date; provided, however, that the failure of the Lender to make a timely response to the Borrower's request for extension of the Scheduled Commitment Termination Date shall be deemed to constitute a refusal by the Lender to extend the Scheduled Commitment Termination Date.

                    (b) The Borrower may, within 270 days, but not later than 90 days, prior to the Scheduled Facility Maturity Date, by written notice to the Administrative Agent, make written request for the Lender to extend the Scheduled Facility Maturity Date to a date that is up to two years after the then-current Scheduled Facility Maturity Date. The Administrative Agent will give prompt notice to the Lender of its receipt of such request for extension of the Scheduled Facility Maturity Date. The Lender shall make a determination, in its sole discretion, within 60 days of the Administrative Agent's receipt of such request for extension as to whether or not it will agree to extend the Scheduled Facility Maturity Date; provided, however, that the failure of the Lender to make a timely response to the Borrower's request for extension of the Scheduled Facility Maturity Date shall be deemed to constitute a refusal by the Lender to extend the Scheduled Facility Maturity Date.

                    (c) The Borrower shall promptly notify the Insurer in writing of any extension of the Scheduled Commitment Termination Date or Scheduled Facility Maturity Date pursuant to this Section 2.3.

                    SECTION  2.4 Suspension  of  Adjusted   Eurodollar   Rate.


                    If the Lender or any Liquidity Provider notifies the Administrative Agent that it has determined in good faith that funding any Advance (or portion thereof) at the Adjusted Eurodollar Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund any Advance (or portion thereof) at such Adjusted Eurodollar Rate are not available or (ii) such Adjusted Eurodollar Rate does not accurately reflect the cost of acquiring or maintaining any Advance (or portion thereof) at such Adjusted Eurodollar Rate, then the Administrative Agent shall suspend the availability of such Adjusted Eurodollar Rate with respect to such Advance (or portion thereof) and, if the Interest Rate for such Advance is determined by reference to the Liquidity Rate, the Interest Rate applicable to such Advance (or portion thereof) for all Interest Periods shall be equal to the Base Rate.

                    SECTION 2.5  Note.

                    (a) The Advances made by the Lender hereunder shall be evidenced by a promissory note in the form attached hereto as Exhibit B
(together with any promissory note delivered in substitution therefor, the "Note"). The Note shall be dated the date of this Agreement, shall be duly executed by the Borrower, and shall be payable to the Lender in a principal amount up to the Program Amount.

                    (b) The Administrative Agent as agent for the Lender may, in its discretion, enter on a schedule attached to the Note a notation (which may be computer generated) with respect to each Advance made hereunder of (i) the date and principal amount thereof and (ii) each payment and repayment of principal thereof. The failure of the Administrative Agent to make any such notation on the schedule to the Note shall not limit or otherwise affect the obligation of the Borrower to repay the Advances in accordance with their respective terms as set forth herein.

                    (c) The Borrower hereby designates the Administrative Agent to serve as its agent for the sole purpose of maintaining a register (the "Register") on which the Administrative Agent will record the name and address of each holder of a Note, any transfers of a Note, the amount of the Advances owned by such holder and each repayment in respect of the principal amount of the Advances. Each assignment of an Advance shall be made by way of a written assignment and assumption agreement in form and substance reasonably satisfactory to the Administrative Agent (each an "Assignment Agreement"). Upon receipt by the Borrower and the Administrative Agent of an Assignment Agreement duly executed by the assignor and the assignee, (i) the Borrower shall (upon surrender of the existing Note held by the assignor) execute and deliver to such assignee and, to the extent the assignor retains any interest in the Advances, the assignor, new Notes as appropriate to reflect such assignment and (ii) the Administrative Agent shall record such assignment in the Register. The entries in the Register shall be conclusive, in the absence of demonstrable error, and the Borrower, the Administrative Agent and each holder of a Note shall treat each person in whose name a Note is registered as the owner thereof for all purposes hereunder.

                    SECTION 2.6  Repayments.

                    (a) The Advances shall be repaid out of funds available for such purpose pursuant to the Priority of Payments and Sections 2.6(c), 6.4 and (with respect to the Guaranteed Principal Amount) 6.5.

                    (b) Notwithstanding any other provision to the contrary appearing elsewhere in this Agreement, the aggregate outstanding principal amount of the Advances shall be due and payable in full on the Facility Maturity Date.

                    (c) The Borrower may make an optional prepayment of the Advances, in whole or in part, on any Payment Date upon fifteen (15) days' prior written notice to the Administrative Agent and the Lender or such shorter period of time as agreed to in writing by the Borrower, the Administrative Agent and the Lender. No prior written notice shall be required in the case of any repayment made out of Available Collections pursuant to the Priority of Payments. Any optional prepayment shall be made together with payment of (i) all
Note Interest accrued on the amount repaid to (but excluding) the date of such repayment, (ii) any Breakage Costs payable under Section 2.11, and (iii) any loss, cost or expense relating to the early termination of the Swap Transaction. Any amounts repaid pursuant to this Section 2.6(c) may not be reborrowed. Any optional prepayment made under this Section 2.6(c) (excluding, for the avoidance of doubt, any prepayment made out of Available Collections pursuant to the Priority of Payments or pursuant to Section 6.4 shall be applied, first, to reduce the Guaranteed Principal Amount until the Guaranteed Principal Amount is equal to zero and, second, to reduce the Unguaranteed Principal Amount.

                    SECTION 2.7  Interest.

                    (a) The Advances shall accrue interest on each day during each Interest Period at the applicable Interest Rate. The accrued and unpaid
Note Interest for each Interest Period shall be due and payable in full on each Payment Date. Within one Business Day of each Determination Date, the
Administrative Agent shall deliver to the Borrower a statement of the interest payable on the next succeeding Payment Date, including, to the extent required by the Borrower, reasonable detail as to the calculation of the accrued amount.
Note Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

                    (b) Notwithstanding the foregoing, the Borrower shall pay interest on the unpaid Note Interest, on any Advance or any installment thereof, and on any other amount payable by the Borrower hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is paid in full at a rate per annum equal to the Base Rate plus 2%.

                    (c) Anything in the Transaction Documents to the contrary notwithstanding, if at any time the rate of interest payable by any Person under the Transaction Documents exceeds the highest rate of interest permissible under any applicable law (the "Maximum Lawful Rate"), then, so long as the Maximum Lawful Rate would be exceeded, the rate of interest under such Transaction Document shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under such Transaction Document is less than the Maximum Lawful Rate, such Person shall continue to pay interest under such Transaction Document at the Maximum Lawful Rate until such time as the total
Note Interest received from such Person is equal to the total interest that would have been received had the applicable law not limited the interest rate payable under such Transaction Document. In no event shall the total interest received by the Lender under the Transaction Documents exceed the amount which the Lender could lawfully have received, had the interest due under such Transaction Documents been calculated since the Closing Date at the Maximum Lawful Rate.

                    (d) The Interest Rate for each Interest Period shall be determined by the Administrative Agent, which determination shall be conclusive and binding absent manifest error.

                    SECTION 2.8  Fees.

                    (a) On the Closing Date, the Borrower shall pay the Administrative Agent all fees required to be paid to the Administrative Agent on the Closing Date pursuant to the terms and provisions of the Fee Letter.

                    (b) On each Payment Date, the Borrower shall pay to the Administrative Agent, for the account of the Lender, a fee (the "Unused Fee") equal to the product of (i) the Maximum Return Amount as of such Payment Date, multiplied by (ii) 0.25%, multiplied by (iii) a fraction, the numerator of which is equal to the actual number of days during the period from and including the immediately preceding Payment Date to but excluding the current Payment Date, and the denominator of which is equal to 360.

                    SECTION 2.9  Time and Method of Payments.


                    All payments of principal, Note Interest, fees and other amounts (including indemnities) payable by the Borrower to the Lender (as reflected in the Register), the Administrative Agent or any other Affected Party hereunder shall be made in Dollars, in immediately available funds, to the Administrative Agent not later than 11:00 a.m. (New York City time) on each Payment Date. On each Payment Date amounts on deposit in the Distribution Account shall be withdrawn to make required payments in accordance with the Priority of Payments. Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day, provided, that no Event of Default shall be triggered by such determination that payment was made on the next Business Day. If any payment of principal or Note Interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension shall be included in computing interest in connection with such payment. All payments hereunder and under the Note shall be made without setoff or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Note. Upon payment in full of the Note, following the Facility Maturity Date, the Administrative Agent as agent for the Lender shall mark the Note "paid" and return it to the Borrower.

                    SECTION 2.10 Additional Costs; Capital Requirements.


                    (a) In the event that any existing or future law, regulation or guideline, or interpretation thereof, by any court or administrative or governmental authority charged with the administration thereof, or compliance by any Affected Party with any request or directive (whether or not having the force of law) of any such authority shall impose, modify or deem applicable or result in the application of, any capital maintenance, capital ratio or similar requirement against commitments made by any Affected Party under this Agreement, the Liquidity Agreement or any of the program documents relating to the issuance of the Lender's commercial paper notes funding any Advances, and the result of any event referred to above is to impose upon any Affected Party or increase any capital requirement applicable as a result of the making or maintenance of such Affected Party's commitment under this Agreement, the Liquidity Agreement or such other program document (which imposition of capital requirements may be determined by each Affected Party's reasonable allocation of the aggregate of such capital increases or impositions), then, upon written demand made by the Administrative Agent on behalf of such Affected Party as promptly as practicable after it obtains knowledge that such law, regulation, guideline, interpretation, request or directive exists and determines to make such demand, the Borrower shall pay to the Administrative Agent within ten (10) days for the benefit of such Affected Party from time to time as specified by the Administrative Agent additional amounts which shall be sufficient to compensate such Affected Party for such imposition of or increase in capital requirements. A certificate setting forth in reasonable detail the amount necessary to compensate such Affected Party as a result of an imposition of or increase in capital requirements submitted by the Administrative Agent to the Borrower shall be conclusive, absent manifest error, as to the amount thereof.

                    (b) In the event that any Regulatory Change shall: (i) change the basis of taxation of any amounts payable to any Affected Party in respect of any Advances or any interest therein (other than taxes imposed on the net or taxable income of such Affected Party by the United States of America or the jurisdiction in which such Affected Party has its principal office); (ii) impose or modify any reserve, Federal Deposit Insurance Corporation premium or assessment, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Affected Party; or (iii) impose any other conditions affecting this Agreement in respect of Advances or any interest therein (or any of such extensions of credit, assets, deposits or liabilities); and the result of any event referred to in clause (i), (ii) or (iii) above shall be to increase such Affected Party's costs of making or maintaining any Advances or its commitments under the Liquidity Agreement or any of the program documents relating to the issuance of the Lender's commercial paper notes funding any Advances, or to reduce any amount receivable by such Affected Party hereunder in respect of any Advances or any interest therein or its commitment (such increases in costs and reductions in amounts receivable are hereinafter referred to as "Additional Costs") then, upon written demand made by the Administrative Agent for the benefit of such Affected Party, the Borrower shall pay to the Administrative Agent on behalf of such Affected Party, from time to time as specified by the Administrative Agent, additional commitment fees or other amounts which shall be sufficient to compensate such Affected Party for such increased cost or reduction in amounts receivable by such Affected Party from the date of such change.

                    (c) Determinations by any Affected Party for purposes of this Section 2.10 of the effect of any Regulatory Change on its costs or on amounts receivable by it, and of the additional amounts required to compensate such Affected Party in respect of any Additional Costs, shall be set forth in a written notice to the Borrower in reasonable detail and shall be conclusive, absent manifest error.

                    (d) Notwithstanding anything herein to the contrary, the Borrower shall not be obligated to pay any amounts under Section 2.10(a) or (b), to the extent such amounts resulted from an increased cost incurred or an increased capital requirement imposed more than 90 days prior to the date of the certificate in which such amounts were set forth; provided, that, for purposes of the foregoing, any such increased cost or increased capital requirement shall be deemed to have been incurred or imposed, as applicable, on the date on which such increased cost is actually incurred or such increased capital requirement is actually imposed, whether or not such increased cost or increased capital requirement relates back to a period of time prior to such date.

                    SECTION 2.11 Breakage Costs.

                    The Borrower shall pay to the Administrative Agent for the account of the Lender and the Liquidity Providers, upon the request of the Administrative Agent, such amount or amounts as shall compensate the Lender and each Liquidity Provider for any loss, cost or expense incurred by the Lender or any Liquidity Provider (as reasonably determined by the Administrative Agent) as a result of (a) the failure of the Initial Advance to be made on the Closing Date or any Return Advance to be made on the date requested by the Borrower in a Borrowing Notice, whether because the conditions precedent to the Initial Advance or such Return Advance shall not have been satisfied as of such date or for any other reason other than default on the part of the Lender, (b) any repayment of the Advance (and interest thereon) other than on a Payment Date or
(c) any repayment of the Advance on a Payment Date in an amount in excess of $5,000,000 such compensation to include, without limitation, any loss (not including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender or such Liquidity Provider to fund or maintain such Advance (or any interest therein) or any loss (not including loss of anticipated profits), cost or expense relating to the Lender's or such Liquidity Provider's anticipated interest income hereunder and its actual funding costs in respect of its issued and outstanding commercial paper notes and any funding obtained pursuant to the Liquidity Agreement (such loss, cost and expense to be referred to as "Breakage Costs"). The determination by the Lender or any Liquidity Provider of the amount of any such loss or expense shall be set forth in a written notice to the Borrower in reasonable detail and shall be conclusive, absent manifest error.

                    SECTION 2.12 Taxes.

                    (a) Any and all payments by the Borrower or the Servicer hereunder shall be made free and clear of, and without deduction or withholding for, any Taxes unless such deduction or withholding is required by law.

                    (b) If any withholding or deduction from any payment to be made by the Borrower or Servicer hereunder is required in respect of any Taxes except for: (i) franchise taxes, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between the Administrative Agent or an Affected Party and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of the Administrative Agent or such Affected Party pursuant to or in respect of this Agreement or any other Transaction Document), (iii) any withholding taxes payable with respect to payments hereunder or under any other Transaction Document under applicable law in effect on the Closing Date, (iv) any taxes imposed on or measured by an Affected Party's assets, net income, receipts or branch profits, (v) any taxes arising after the Closing Date solely as a result of or attributable to an Affected Party changing its designated lending office after the Closing Date and
(vi) any interest, fees, additional taxes or penalties relating to any of the items described in the preceding clauses (i) through (v) (all such non-excluded Taxes being "Covered Taxes"), then the Borrower will:

                    (i) pay directly to the relevant Governmental Authority the full amount required to be so withheld or deducted;

                    (ii)  promptly  forward  to  the  Administrative   Agent  an
official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such Governmental Authority; and

                    (iii) pay to the Administrative Agent for the account of the relevant Affected Party such additional amount or amounts as is necessary to ensure that the net amount actually received by such Affected Party will equal the full amount that such Affected Party would have received had no such withholding or deduction been required.

                    (c) The Borrower will indemnify each Affected Party and the Administrative Agent for the full amount of Covered Taxes (including, without limitation, any Covered Taxes imposed by any jurisdiction on amounts payable under this section) paid by such Affected Party or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided that the Affected Party or the Administrative Agent, as appropriate, making a demand for indemnity payment shall provide the Borrower with a certificate from the relevant taxing authority or from a responsible officer of such Affected Party or the Administrative Agent stating or otherwise evidencing that such Affected Party or the Administrative Agent has made payment of such Covered Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Covered Taxes. This indemnification shall be made within ten days from the date the relevant Affected Party or the Administrative Agent (as the case may be) makes written demand therefor.

                    (d) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Lender in connection with this Agreement or the funding or maintenance of Advances hereunder, the Lender is required to compensate any Liquidity Provider (either directly or through a participation) or any agent thereof in respect of taxes imposed by any Governmental Authority under circumstances similar to those described in this Section 2.12, then, provided that such agreement or document limits the scope of the taxes for which compensation is required in the same manner as Section 2.12(b) hereof and conditions such compensation on the provision of forms as described in Section 2.12(e) hereof, after demand by the Lender, the Borrower shall pay to the Lender on the following Payment Date such additional amount or amounts as may be necessary to compensate the Lender for any amounts payable by it. Such compensation shall not include any penalties or interest imposed by reason of the Lender's failure to timely comply with any requirement to withhold taxes. If payments by the Lender become subject to withholding tax under circumstances that would require compensation from the Borrower under this section, the Lender shall use commercially reasonable efforts to avoid or mitigate the burden of such tax, including efforts to procure a change in the identity or lending office of the relevant Liquidity Provider.

                    (e) The Administrative Agent and each Affected Party shall:

                    (i) in the case of an Affected Party, deliver to the Borrower and the Administrative Agent prior to the date such Person becomes an Affected Party hereunder, (A) if such Person is a "United States Person" (as such term is defined in Code section 7701(a)(30)), a duly completed United States Internal Revenue Service Form W-9 or successor applicable form, or (B) if such Person is not a United States Person, a duly completed United States Internal Revenue Service Form W-8BEN or W-8ECI, as the case may be, or successor applicable form, thereby eliminating all United States Federal backup withholding and withholding on payments by the Borrower or Servicer to such Person;

                    (ii) in the case of the Administrative Agent or its assignee, deliver to the Borrower on or before the first date required by the regulations issued by the United States Treasury Department under Code section 1441 pursuant to T.D. 8734 (the "New Regulations") or successor regulations, if such Person is not a United States Person, and if the New Regulations so require, a duly completed United States Internal Revenue Service Form W-8IMY or successor applicable form;

                    (iii) in the case of any such Person, deliver to the Borrower and the Administrative Agent a further copy of such forms or other appropriate certification of such forms on or before the date that any such form expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form delivered to the Borrower; and

                    (iv) in the case of any such Person renew such forms and certifications thereof as may reasonably be requested by the Borrower or the Administrative Agent,

unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery otherwise would be required which renders all such forms inapplicable or which would prevent such Person from duly completing and delivering any such form and such Person so advises the Borrower and the Administrative Agent.

                    For any period with respect to which such Person has failed to provide the Borrower with the appropriate form, certificate or statement described in this subsection (other than if such failure is due to a change in law occurring after the date on which such form, certificate or statement originally was required to be provided under this Agreement), such Person, shall not be entitled to indemnification under clauses (b), (c) or (d) of this section with respect to any Taxes until such forms are so provided and then only for periods for which the Borrower may rely on such forms to reduce or eliminate United States Federal backup withholding and withholding on payments to the Administrative Agent or any Affected Party.

                    (f) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this section shall survive the termination of this Agreement.

                                  ARTICLE III

                             CONDITIONS TO LENDING

                    SECTION   3.1   Conditions    Precedent   to   Effectiveness
ofAgreement

                    The effectiveness of this Agreement is subject to the conditions precedent that the Administrative Agent and the Insurer shall have received the following, each in form and substance satisfactory to the Administrative Agent and the Insurer:

                    (a) a fully executed copy of this Agreement;

                    (b) fully executed copies of each of the instruments, agreements, opinions and other documents set forth on Schedule 1;

                    (c) confirmation from S&P, Moody's and Fitch that the Lender's commercial paper notes will continue to be rated at least A-1, P-1 and F1, respectively, after giving effect to the transactions contemplated by this Agreement; and

                    (d) such other approvals, consents, opinions, documents and instruments, as the Administrative Agent or the Insurer may reasonably request.

                    SECTION   3.2   Conditions   Precedent   to  All   Advances.

                    Each Advance (including the initial Advance) shall be subject to the further conditions precedent that:

                    (a) On the related Funding Date, the following statements shall be true and the Borrower shall have certified in the related Borrowing Notice that such statements are true:

                    (i) the representations and warranties of the Borrower set forth in Section 4.1 are true and correct on and as of such date, before and after giving effect to such borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

                    (ii) no event has occurred, or would result from such Advance or from the application of the proceeds therefrom, which constitutes a Event of Default or a Potential Event of Default;

                    (b) the Commitment Termination Date shall not have occurred;

                    (c) before and after giving effect to such borrowing and to the application of proceeds therefrom, no Borrowing Excess Event or Early Amortization Event exists or would exist;

                    (d) each Pledged Loan is an Eligible Loan; and

                    (e) the Borrower shall have delivered to the Administrative Agent the related Borrowing Notice and such other items required to be delivered to the Borrower pursuant to Section 2.2, and the Transaction Parties shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Insurer and the Administrative Agent, as the Administrative Agent or the Insurer may reasonably request.

                    (f) On the related Funding Date, the Servicer shall have certified that (i) the representations and warranties of the Servicer set forth in Section 4.2 are true and correct on and as of such date and (ii) no Borrowing Excess Event or Early Amortization Event exists or would exist before and after giving effect to such Advance and to the application of the proceeds therefrom.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                    SECTION 4.1  Representations and Warranties of the Borrower.

                    The Borrower represents and warrants to the Administrative Agent, the Insurer, the Hedge Counterparty, the Custodian and the Lender as of the date hereof, as of the Closing Date and on each subsequent Funding Date as follows:

                    (a) The Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority and all licenses necessary to own its properties and assets and to transact the business in which it is presently engaged, except to the extent the failure to have any such license would not have a Material Adverse Effect, and is duly qualified as a limited partnership or a foreign limited partnership, as applicable, and is in good standing under the laws of each other jurisdiction in which its business or activities require such qualification and where a failure to be so qualified would have a Material Adverse Effect.

                    (b) The Borrower has the power and authority to own, pledge, mortgage, operate and convey all of its properties, to conduct its business as now conducted and to execute and deliver the Transaction Documents and to perform its obligations hereunder and thereunder.

                    (c) The execution, delivery and performance by the Borrower of the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary partnership or other action on the part of the Borrower, (ii) do not contravene or cause the Borrower to be in default under (A) the Borrower's certificate of limited partnership or the Limited Partnership Agreement, (B) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Borrower or its property or any Affiliate of the Borrower or its property, or (C) any law, rule, regulation, order, license requirement, writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Borrower or its property or any Affiliate of the Borrower or its property, and (iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of the property of the Borrower or any Affiliate of the Borrower (other than in favor of the Administrative Agent as contemplated hereunder).

                    (d) The Transaction Documents to which the Borrower is a party have each been duly executed and delivered by the Borrower.

                    (e) The Hedge Agreement and the Swap Transaction have been entered into by Borrower, and all agreements and related documentation required in connection therewith have been executed and delivered. (f) No consent of, notice to, filing with or permits, qualifications or other action by any Governmental Authority or any other party is required (i) for the due execution, delivery and performance by the Borrower of the Transaction Documents to which the Borrower is a party, (ii) for the perfection of or the exercise by the Administrative Agent or any other Secured Party of any of its rights or remedies hereunder or thereunder, (iii) for the grant by the Borrower of the security interests granted under Section 8.1 of this Agreement, or (iv) to ensure the legality, validity or enforceability of this Agreement in any jurisdiction in which any of the Collateral is located, in each case other than (x) consents, notices, filings and other actions which have been obtained or made but not yet obtained, (y) consents, notices, filings and other actions required to be obtained or made by a Secured Party or (z) the UCC filings listed on Schedule I.

                    (g) No transaction contemplated by this Agreement requires compliance with any bulk sales act or similar law.

                    (h) Each Transaction Document to which the Borrower is a party is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and general equitable principles, whether applied in a proceeding at law or in equity.

                    (i) There is no pending or, to its knowledge, threatened action, suit or proceeding against or affecting the Borrower, its officers or managers, or the property of the Borrower, in any court or tribunal, before any arbitrator of any kind or before or by any Governmental Authority.

                    (j) No injunction, writ, restraining order or other order of any nature adverse to the Borrower or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by the Transaction Documents has been issued by a Governmental Authority, nor has Borrower received written notice that any such injunction, writ or order has been sought by any Person.

                    (k) The principal place of business and chief executive office of the Borrower, and the office where the Borrower keeps its Records and the original copies of the Borrower Assigned Agreements, is located at the address of the Borrower for notices under Section 13.1 and as set forth on
Schedule 2, and there are currently no, and during the four months prior to the Closing Date there have not been any, other locations where the Borrower is located (as that term is used in the UCC of the jurisdiction where such principal place of business is located) or keeps Records.

                    (l) The Borrower does not have, and has never conducted business using, trade names, fictitious names, assumed names or "doing business as" names.

                    (m) For federal income tax, reporting and accounting purposes, the Borrower will treat the assignment or contribution (as applicable) of each Loan from a Seller to the Borrower pursuant to a Loan Sale Agreement or from CNL to the Borrower pursuant to the Loan Contribution Agreement as an absolute assignment or transfer of such Seller's or CNL's (as applicable) full right, title, and ownership interest in such Loan to the Borrower, and the Borrower has not in any other manner accounted for or treated the transfers of such Loans contemplated in any Loan Sale Agreement or in the Loan Contribution Agreement.

                    (n) The Borrower has complied and will comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties and all Collateral including, without limitation, all Environmental Laws.

                    (o) The Borrower has filed all tax returns (including, without limitation, foreign, federal, state, local and other tax returns) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and, to its knowledge, other governmental, charges due from the Borrower arising from such returns except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. No tax lien or similar Adverse Claim has been filed, and, to its knowledge, no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Borrower or any of its Affiliates in connection with the execution and delivery of the Transaction Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due at or prior to the Closing Date or such Funding Date.

                    (p) With respect to any Funding Date, the related Borrowing Notice is accurate in all material respects.

                    (q) The Collateral and each part thereof is owned by the Borrower free and clear of any Adverse Claim or Restrictions on Transferability (other than Adverse Claims existing in favor of the Administrative Agent hereunder) and the Borrower has the full right, power and lawful authority to assign, transfer and pledge the same and interests therein and all substitutions therefor and additions thereto pursuant to Section 8.1 of this Agreement, and upon making the Initial Advance, the Administrative Agent on behalf of the Secured Parties will have acquired a valid and perfected first priority security interest in, and lien on, the Collateral (including the Mortgages, but excluding any other interest in Real Property), free and clear of any Adverse Claim or Restrictions on Transferability (other than Adverse Claims existing in favor of the Administrative Agent hereunder). No effective financing statement, mortgage, deed of trust or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent pursuant to Article VIII of this Agreement.

                    (r) All information heretofore furnished by or on behalf of the Borrower to the Administrative Agent, the Lender, the Insurer, the Custodian or the Hedge Counterparty in connection with this Agreement or any transaction contemplated hereby and, to the best knowledge of the Borrower, all information contained in the Loan Files is true and complete in all material respects and does not misstate or omit to state a material fact necessary to make the statements contained therein not misleading.

                    (s) Each of the Borrower and its ERISA Affiliates is in compliance with ERISA in all material respects and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation ("PBGC") (or any successor thereto) under ERISA.

                    (t) (i) The Borrower is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument other than the Transaction Documents; (ii) the Borrower is not subject to any limited restriction that could have, and no provision of applicable law or governmental regulation is reasonably likely to have a Material Adverse Effect; and (iii) the Borrower is not in default under or with respect to any contract, agreement, lease or other instrument to which the Borrower is a party or by which it or any of its properties are bound.

                    (u) The consolidated balance sheets of the Parent and its consolidated Subsidiaries as at December 31, 2001, and the related statements of income of the Parent and its consolidated Subsidiaries for the fiscal year then ended, certified by the chief financial officer or chief accounting officer of the Parent, copies of which have been furnished by the Borrower to the Administrative Agent and the Insurer, fairly present in all material respects the consolidated financial condition of the Parent and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP, and there has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of the Parent, any Recourse Provider or the Borrower since December 31, 2001.

                    (v) The Borrower is not required to be registered as an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The making of the Advances by the Lender, the application of the proceeds and repayment thereof by the Borrower and the consummation of the transactions contemplated by the Transaction Documents to which the Borrower is a party do not violate, solely with respect to the Borrower, any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

                    (w) No Borrowing Excess Event exists.

                    (x) The Borrower was formed on May 22, 2002 and the Borrower did not engage in any business activities prior to the date of this Agreement. The Borrower has no Subsidiaries. The Borrower General Partner is the sole general partner of the Borrower. CNL owns directly or indirectly 100% of the limited partnership interests of the Borrower and 100% of the capital stock of the Borrower General Partner, in each case free and clear of any Adverse Claims.

                    (y) (i) The fair value of the property of the Borrower is greater than the total amount of liabilities, including contingent liabilities, of the Borrower, (ii) the present fair salable value of the assets of the Borrower is not less than the amount that will be required to pay all probable liabilities of the Borrower on its debts as they become absolute and matured,
(iii) the Borrower does not intend to, and does not believe that it will, incur debts or liabilities beyond the Borrower's abilities to pay such debts and liabilities as they mature and (iv) the Borrower is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which the Borrower's property would constitute unreasonably small capital.

                    (z) With respect to each Loan, the Borrower shall have either (i) received such Loan as a contribution to the capital of the Borrower by CNL pursuant to the Loan Contribution Agreement or (ii) shall have purchased such Loan from a Seller pursuant to a Loan Sale Agreement in exchange for payment (made by the Borrower to such Seller in accordance with the provisions of the Loan Sale Agreements) of cash in an amount equal to the fair market value of such Loan. No such sale has been made for or on account of an antecedent debt owed by the applicable Seller to the Borrower and no such sale or capital contribution is or may be voidable or subject to avoidance under any section of the United States Bankruptcy Code.

                    SECTION 4.2  Representations and Warranties of the Servicer.

                    The Servicer represents and warrants to the Administrative Agent, the Insurer, the Hedge Counterparty, the Custodian and the Lender as of the date hereof, as of the Closing Date and on each subsequent Funding Date as follows:

                    (a) The Servicer is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified, and where a failure to be so qualified would have a Material Adverse Effect.

                    (b) The Servicer has the power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to perform its obligations hereunder and thereunder.

                    (c) The execution, delivery and performance by the Servicer of each Transaction Document to which it is a party and the transactions contemplated hereby (i) have been duly authorized by all necessary action on the part of the Servicer; (ii) do not contravene or cause the Servicer to be in default under (A) its agreement of limited partnership, (B) any contractual restriction with respect to any Debt of the Servicer or contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting it or its property or (C) any law, rule, regulation, order, writ, judgment, award, injunction or decree binding on or affecting it or its property; and (iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties.

                    (d) Each Transaction Document to which it is a party has been duly executed and delivered by the Servicer.

                    (e) No consent of, notice to, filing with or permits, qualifications or other action by any Governmental Authority or any other party is required for the due execution, delivery and performance by the Servicer of any Transaction Document to which it is a party or any other agreement, document or instrument to be delivered hereunder where a failure to so obtain or make such consent, notice, filing, permit, qualification or other action would have a Material Adverse Effect, other than any consents, notices, permits, qualifications, filings or other actions which have been obtained or made.

                    (f) Each Transaction Document to which it is a party is the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and general equitable principles, whether applied in a proceeding at law or in equity.

                    (g) Except as disclosed on Exhibit C hereto, there is no pending or, to its knowledge, threatened action, suit, investigation or proceeding of a material nature against or affecting the Servicer, its partners or managers, or the property of the Servicer, in any court or tribunal, before any arbitrator of any kind or before or by any Governmental Authority which, if adversely determined, would be reasonably likely to have a Material Adverse Effect.

                    (h) The Servicer has filed all tax returns (including, without limitation, foreign, federal, state, local and other tax returns) required to be filed by it and has paid or has made adequate provision for the payment of all taxes, fees, assessments and other governmental charges due from the Servicer arising under such tax returns, no tax lien or other similar Adverse Claim has been filed, and no claim has been filed, and to its knowledge no claim is being asserted, with respect to any such tax, fee, assessment or other governmental charge except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. Any taxes, fees and other governmental charges payable by the Servicer in connection with the transactions contemplated by the Transaction Documents and the execution and delivery of the Transaction Documents have been paid or shall have been paid at or prior to the Closing Date or such Funding Date.

                    (i) All information heretofore furnished by or on behalf of the Servicer to the Administrative Agent, the Lender, the Insurer, the Custodian or the Hedge Counterparty in connection with this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby and, to the best knowledge of the Servicer, all information contained in the Loan Files is true and complete in all material respects and does not misstate or omit to state a material fact necessary to make the statements contained therein not misleading.

                    (j) Each of the Servicer and its ERISA Affiliates is in compliance with ERISA in all material respects and has not incurred and does not expect to incur any material liabilities (except for premium payments arising in the ordinary course of business) to the PBGC (or any successor thereof) under ERISA.

                    (k) The consolidated balance sheets of the Parent and its consolidated Subsidiaries as at December 31, 2001, and the related statements of income of the Parent and its consolidated Subsidiaries for the fiscal year then ended, certified by the chief financial officer or chief accounting officer of the Parent, copies of which have been furnished by the Borrower to the Administrative Agent and the Insurer, fairly present in all material respects the consolidated financial condition of the Parent and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP, and there has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of any Transaction Party since December 31, 2001.

                    (l) The Servicer is not required to be registered as an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                    (m) Each of the representations and warranties of the Servicer contained in the Transaction Documents is true and correct in all material respects and the Servicer hereby makes each such representation and warranty contained in the Transaction Documents to, and for the benefit of, the Lender, each Hedge Counterparty, the Insurer, the Custodian and the Administrative Agent.

                                   ARTICLE V

                                GENERAL COVENANTS

                    SECTION 5.1  Affirmative Covenants.

                    From the Closing Date until the date after the Commitment Termination Date on which the Borrower Secured Obligation are reduced to zero:

                    (a) Compliance with Law, Etc. Each of the Borrower and the Servicer shall perform each of its respective obligations under the Transaction Documents and comply with all of its respective obligations under the Transaction Documents in accordance with the terms thereof. In addition, each of the Borrower and the Servicer shall comply with all applicable laws, rules, regulations and orders with respect to the Transaction Documents, its business and properties and all Collateral and related Collections with respect thereto including, without limitation, all Environmental Laws, except where the failure to so comply would not be reasonably likely to have a Material Adverse Effect.

                    (b) Preservation of Existence, Etc. Each of the Borrower and the Servicer shall preserve and maintain its respective existence, rights, franchises and privileges in the jurisdiction of its formation and maintain its qualifications to do business as a foreign limited partnership in any other state in which it does business and in which it is required to be so qualified and where the failure to be so qualified would have a Material Adverse Effect.

                    (c) Collections. The Servicer shall instruct all Obligors to remit payments in respect of the Collateral directly to the Collection Account and deposit, and cause each of its Affiliates to deposit, all Collections it or such Affiliate may receive in respect of Collateral into the Collection Account within two Business Days of receipt (excluding Collections required to be remitted to an Escrow Account, which shall be remitted to such Escrow Account in accordance with the terms of the Servicing Agreement).

                    (d) Use of Proceeds. The Borrower shall use the proceeds of the Initial Advance solely to purchase the Loans to be acquired by the Borrower on the Closing Date pursuant to the Loan Sale Agreements.

                    (e) Cooperation. Each of the Borrower and the Servicer shall provide commercially reasonable cooperation with all requests of the Administrative Agent, the Custodian, the Lender and the Insurer regarding the information and any documents necessary or reasonably requested to allow each of the Lender, the Custodian, the Administrative Agent and the Insurer to carry out its responsibilities hereunder and under the other Transaction Documents.

                    (f) Audits. Each of the Borrower and the Servicer will permit representatives of the Administrative Agent and the Insurer at any time and from time to time (but, so long as no Event of Default or Potential Event of Default has occurred and is continuing, no more often than once per year) during normal business hours of the Borrower and the Servicer and upon reasonable advance notice (i) to inspect and make copies of and abstracts from the Records relating to the Loans, and (ii) to visit the properties of the Borrower or the Servicer utilized in connection with the collection, processing or servicing of the Loans for the purpose of examining such Records, and to discuss matters relating to the Loans or the Borrower's or Servicer's performance under the Transaction Documents with any officer or employee of the Borrower or Servicer having knowledge of such matters.

                    (g) Marking of Records. Each of the Borrower and the Servicer shall mark its Records in a manner reasonably acceptable to the Administrative Agent to show the security interest of the Administrative Agent in the Collateral.

                    (h) Notice of Litigation and Disputes. Each of the Borrower and the Servicer shall promptly notify the Administrative Agent and the Insurer in writing of any litigation, legal proceeding or material dispute, whether or not in the ordinary course of business, affecting the Borrower or the Collateral or which, if adversely determined, would be reasonably likely to have a Material Adverse Effect, whether or not fully covered by insurance, and regardless of the subject matter thereof.

                    (i) Accuracy of Information. Each of the Borrower and the Servicer shall cause all information hereafter furnished by or on behalf of itself to the Administrative Agent, the Insurer, the Custodian or the Lender in connection with this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby to be true and complete in all material respects and not omit to state a material fact necessary to make the statements contained therein not misleading.

                    (j) Limited Partnership Agreement. The Borrower shall conduct its business in accordance with the terms of its Limited Partnership Agreement, shall cause the Limited Partnership Agreement to remain in full force and effect and shall cause the Borrower General Partner to conduct its business in accordance with its certificate of incorporation as in effect on the date of this Agreement.

                    (k) Payment of Taxes, Etc. The Borrower shall pay and discharge as and when due all taxes, assessments and governmental charges or levies imposed upon it or upon its respective income or profits or upon any properties belonging to it except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided.

                    (l) Maintenance of Insurance. Each of the Borrower and the Servicer shall cause to be maintained in full force and effect the insurance required to be maintained pursuant to Section 3.07 of the Servicing Agreement.

                    (m) Independent Director. The Borrower shall cause the Borrower General Partner to maintain at least one Independent Director (as defined in the certificate of incorporation for the Borrower General Partner as in effect on the date hereof who (w) is not currently and has not been during the five years preceding the date of this Agreement an officer, director or employee of CNL or any Affiliates of CNL other than the Borrower or the Borrower General Partner (CNL and such Affiliates other than the Borrower and the Borrower General Partner being referred to, collectively, as the "Other CNL Companies") , (x) is not a current or former officer or employee of any Other CNL Company, (y) is not a stockholder of any Other CNL Company and (z) who (A) has prior experience as an independent director for a corporation whose charter documents required the unanimous consent of all independent directors thereof before such corporation could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (B) has at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities.

                    (n) Separateness. The Borrower shall take, and shall cause the Borrower General Partner to take, all reasonable steps to maintain its identity as a separate legal entity and to make it manifest to third parties that each of the Borrower and the Borrower General Partner is an entity with assets and liabilities distinct from those of any Other CNL Company and not just a division of any Other CNL Company. Without limiting the generality of the foregoing, the Borrower shall, and shall cause the Borrower General Partner to:

                    (i) conduct its business from an office separate from that of the Other CNL Companies (but which may be located in the same facility as one or more of the Other CNL Companies);

                    (ii) be adequately  capitalized in light of its contemplated business;

                    (iii) provide for its own operating expenses and liabilities from its own funds except that common overhead expenses may be shared by the Borrower and the Other CNL Companies on a basis reasonably related to use;

                    (iv) maintain its assets and transactions separately from those of the Other CNL Companies and reflect such assets and transactions in financial statements separate and distinct from those of the Other CNL Companies and evidence such assets and transactions by appropriate entries in books and records separate and distinct from those of the Other CNL Companies;

                    (v) hold itself out to the public under the Borrower's or the Borrower General Partner's (as applicable) own name as a legal entity separate and distinct from the Other CNL Companies;

                    (vi) not hold itself out as having agreed to pay, or as being liable, primarily or secondarily, for, any obligations of the Other CNL Companies;

                    (vii) not maintain any joint account with any Other CNL Company or become liable as a guarantor or otherwise with respect to any Debt or contractual obligation of any Other CNL Company;

                    (viii) not make any payment or distribution of assets with respect to any obligation of any Other CNL Company or grant an Adverse Claim on any of its assets to secure any obligation of any Other CNL Company;

                    (ix) not make loans, advances or otherwise extend credit to any of the Other CNL Companies;

                    (x) hold regular duly noticed meetings of its partners, make
and  retain  minutes  of  such  meetings  and  otherwise   observe  all  limited
partnership formalities;

                    (xi) not engage in any transaction with any of the Other CNL Companies, except as permitted by this Agreement and as contemplated by the Loan Contribution Agreement and the Loan Sale Agreements; and

                    (xii) prepare its financial statements separately from those of any of the Other CNL Companies and insure that any consolidated financial statements of any Other CNL Company that are filed with the Securities and Exchange Commission or any other governmental agency or are furnished to any creditors of any Other CNL Company have notes clearly stating that the Borrower is the owner of the Loans and is a separate entity and that the Borrower's assets will be available first and foremost to satisfy the claims of the creditors of the Borrower.

                    The Servicer shall take, and shall cause each Other CNL Company to take, all actions necessary on its part in order to ensure compliance with the covenants set forth in this Section 5.1(n).

                    (o) Financial and Other Reporting. The Borrower and the Servicer shall furnish to the Administrative Agent and the Insurer:

                    (i) as soon as  available  and in any event  within 120 days
(or the next succeeding Business Day if the last day of such period is not a Business Day) after the end of each fiscal year, (i) a copy of the audited financial statements (on a consolidated basis) for such year for the Parent and any consolidated Subsidiaries of the Parent, certified by independent public accountants acceptable to the Administrative Agent and each other report or statement sent to shareholders by the Parent, (ii) a copy of the financial statements (if applicable, on a consolidated basis) for such year for each Transaction Party and any consolidated Subsidiaries of such Transaction Party, certified by the chief financial officer or chief accounting officer of such Transaction Party and stating the information set forth therein fairly presents the financial condition of such Transaction Party and any consolidated Subsidiaries of such Transaction Party in accordance with GAAP as of and for the fiscal year then ended and confirming, in the case of the Recourse Providers, that no Servicing Event of Default described in clause (x), (xi) or (xvi) of
Section 6.01(a) of the Servicing Agreement has occurred, and (ii) each other report or statement sent to partners by a Transaction Party;

                    (ii) as soon as available and in any event within 45 days (or next succeeding Business Day if the last day of such period is not a Business Day) after the end of each of the first three quarters of each fiscal year of each Transaction Party, a balance sheet (if applicable, on a consolidated basis) of such Transaction Party and any consolidated Subsidiaries of such Transaction Party, as of the end of such quarter and including the prior comparable period, and statements of income (if applicable, on a consolidated basis), of such Transaction Party and any consolidated Subsidiaries of such Transaction Party, for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer or chief accounting officer of such Transaction Party identifying such documents as being the documents described in this paragraph (ii) and stating the information set forth therein fairly presents the financial condition of such Transaction Party and any consolidated Subsidiaries of such Transaction Party in accordance with GAAP as of and for the periods then ended, subject to year-end adjustments consisting only of normal, recurring accruals and confirming, in the case of the Recourse Providers, that no Servicing Event of Default described in clause (x), (xi) or (xvi) of Section 6.01(a) of the Servicing Agreement has occurred, and (ii) each other report or statement sent to partners by a Transaction Party;

                    (iii) as soon as available and in any event by September 30 of each year (or the next succeeding Business Day if September 30 is not a Business Day), an Officer's Certificate stating, as to each signer thereof, that
(i) a review of the activities of the Servicer during the year ended on the preceding June 30 and of its performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof; (iii) the Servicer has complied with the covenants set forth in this Agreement; and (iv) the representations and warranties of the Servicer in Section 4.2 are true and correct as if made on the date of such Officer's Certificate;

                    (iv) as soon as possible and in any event within five (5) Business Days after the occurrence of an Event of Default or Potential Event of Default, the statement of the chief financial officer or chief accounting officer of the Borrower or the Servicer, as applicable, setting forth complete details of such Event of Default or Potential Event of Default and the action which the Borrower or the Servicer has taken, is taking and proposes to take with respect thereto;

                    (v) on or before September 30 of each calendar year, commencing September 30, 2003, a letter from a firm of independent public accountants acceptable to the Administrative Agent (which may be the same firm that certifies the audited financial statements referred to in subsection (i) above) to the effect that such firm has examined the Determination Date Reports and such Records relating to the Loans as such firm deems necessary as a basis for the report contemplated by this subsection (v) and has issued its report therefor and that such examination (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other audit procedures as such firm considered necessary in the circumstances; (2) included an examination of the delinquency and loss statistics relating to the loans serviced by the Servicer; and (3) except as described in the report, disclosed no exceptions or errors in the records relating to loans serviced for others that, in the firm's opinion, requires such firm to report. The accountant's report shall further state that
(1) the Servicer has completed with the minimum servicing standards in the Uniform Single Attestation Program for Mortgage Bankers ("USAP") published by the Mortgage Bankers Association of America; (2) except as disclosed in the report, no exceptions or errors were found; (3) except as disclosed in the report, the delinquency and loss information relating to the Loans contained in the Determination Date Reports was found to be accurate; (4) except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement, such firm has examined the financial statements for the preceding year of the Servicer and, on the basis of such examination, no Servicing Event of Default described in clause (x), (xi) or
(xvi) of Section 6.01(a) of the Servicing Agreement has occurred; and (5) the Lender, the Administrative Agent and the Insurer may rely on such report;

                    (vi)  not  later  than  each  Report  Date,   such  detailed
portfolio   information  as  the  Administrative  Agent  or  the  Insurer  shall reasonably request in order for it to track and monitor the Loans and Collections thereon; and

                    (vii) promptly, copies of all public filings with any Governmental Authority after the sending or filing thereof, the annual report of the Parent after the sending or filing thereof, and from time to time, such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of any Transaction Party or any of their respective Subsidiaries, as the Administrative Agent or the Insurer may, from time to time, reasonably request, no such request to impose a commercially unreasonable burden on the operations of Servicer.

                    (p) Swap Notional Amount. The Borrower shall cause the "Notional Amount" under (and as defined in) the Swap Transaction to at all times be (i) greater than or equal to 65% of the Outstanding Balance of the Loans (as defined therein) and (ii) less than or equal to 72% of the Outstanding Balance of the Loans.

                    SECTION 5.2  Negative Covenants of the Borrower.


                    From the Closing Date until the date after the Commitment Termination Date on which the Borrower Secured Obligation are reduced to zero:

                    (a) Sales, Liens, Etc. Except as provided in Section 8.6, the Borrower shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any Collateral or any of its other assets , or create or suffer to exist or consent to, or cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of, any Adverse Claim or Restriction on Transferability, upon or with respect to any Collateral or upon or with respect to any other asset of the Borrower (other than Adverse Claims existing in favor of the Administrative Agent) or (ii) assign any right to receive income in respect thereof.

                    (b) Modifications to Loans. Except as expressly permitted pursuant to the Servicing Agreement, neither the Borrower nor the Servicer shall extend, amend, forgive, discharge, compromise, waive, cancel or otherwise make a material modification to the terms of any Loan.

                    (c) Tax Status. The Borrower shall not act in a manner that would cause it to be taxed as a corporation, association taxable as a corporation or taxable mortgage pool (with respect to any Collateral), all as defined under the Code.

                    (d) Transaction Documents. The Borrower will not terminate, amend, waive or modify, or consent to any termination, amendment, waiver or modification of, any provision of any Transaction Document or grant any other consent or other indulgence under any Transaction Document, in each case without the prior written consent of the Administrative Agent and the Insurer. The Borrower will perform all of its obligations under the Loan Contribution Agreement, the Loan Sale Agreements and the Swap Transaction and will enforce the Loan Contribution Agreement, the Loan Sale Agreements and the Swap Transaction in accordance with their respective terms. The Borrower will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Administrative Agent as assignees of Borrower) under the Loan Contribution Agreement, the Loan Sale Agreements and the Swap Transaction as the Administrative Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Loan Contribution Agreement, the Loan Sale Agreements and the Swap Transaction .

                    (e) Nature of Business. The Borrower will not engage in any business other than the acquisition of Loans from the Sellers and CNL pursuant to the Loan Contribution Agreement and the Loan Sale Agreements, the transactions contemplated by this Agreement and the ultimate sale of such Loans pursuant to Section 8.6. The Borrower will not create or form any Subsidiary.

                    (f) Mergers, Etc. The Borrower will not merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets or capital stock or other ownership interest of, or enter into any joint venture or partnership agreement with, any Person.

                    (g) Distributions, Etc. The Borrower will not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any partnership interests or other equity interests of the Borrower, or return any capital to its partners or other equity holders as such, or purchase, retire, defease, redeem or otherwise acquire for value or make any payment in respect of any partnership interests or other equity of the Borrower or any warrants, rights or options to acquire any partnership interests or other equity of the Borrower, now or hereafter outstanding; provided, however, that the Borrower may declare and pay cash dividends to its limited partners in accordance with the Limited Partnership Agreement so long as (i) no Event of Default or Potential Event of Default shall then exist or would occur as a result thereof, (ii) such dividends are in compliance with all applicable law including the Delaware Revised Uniform Limited Partnership Act, and (iii) such dividends have been approved by all necessary and appropriate partnership action of the Borrower and the Borrower General Partner in accordance with the Limited Partnership Agreement.

                    (h) Debt. The Borrower shall not create, incur, guarantee, assume or suffer to exist any Debt or other liabilities, whether direct or contingent, other than (i) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) the incurrence of obligations under this Agreement,
(iii) the incurrence of other obligations pursuant to, and, as expressly contemplated in, the other Transaction Documents, and (iv) the incurrence of operating expenses in the ordinary course of business.

                    (i) Limited Partnership Agreement. The Borrower will not amend, modify or delete (or permit any amendment, modification or deletion of) any provision of the Limited Partnership Agreement or the certificate of incorporation of the Borrower General Partner.

                    (j) Treatment as Sales. The Borrower shall not (and shall not permit any other Transaction Party to) account for or treat (whether in its financial statements or otherwise) the transactions contemplated by the Loan Contribution Agreement and the Loan Sale Agreements in any manner other than as the sale and/or absolute conveyance of Loans by CNL (in the case of the Loan Contribution Agreement) or by the Sellers (in the case of the Loan Sale Agreements) to the Borrower.

                    (k) Investments. The Borrower shall not make any loans to, advances to, investments in or otherwise acquire any capital stock or equity security of, or any equity interest in, any other Person.

                                   ARTICLE VI

                          COLLECTIONS AND DISBURSEMENTS

                    SECTION  6.1 Establishment of Distribution Account.


                    (a) On or before the Closing Date, the Custodian shall establish and maintain one account (together with any successor account established pursuant to subsection (b) below, the "Distribution Account"), in the name of the Custodian with Wells Fargo Bank Minnesota, National Association or another financial institution acceptable to the Administrative Agent and the Insurer (the "Distribution Account Bank"). The Distribution Account will be subject to a control agreement among the Borrower, the Custodian, the Administrative Agent and the Distribution Account Bank in form and substance reasonably satisfactory to the Insurer and the Administrative Agent (a "Control Agreement") pursuant to which the Distribution Account Bank agrees to follow the instructions of the Administrative Agent without the further consent of the Borrower, the Servicer or any other Person. The Distribution Account shall be an Eligible Account. The Administrative Agent (or the Custodian acting on its behalf), shall have exclusive dominion and control of the Distribution Account and all monies, instruments and other property from time to time in the Distribution Account. No funds may be withdrawn from the Distribution Account except for the purpose of applying such funds in accordance with the Priority of Payments or to transfer such funds to a new Distribution Account pursuant to subsection (b) below. Funds in the Distribution Account shall not be commingled with any other monies.

                    (b) If, at any time, the Distribution Account ceases to be an Eligible Account, the Custodian shall within 30 days establish a new Distribution Account that is an Eligible Account in the name of the Custodian or the Administrative Agent (as selected by the Administrative Agent) and cause the bank at which such new Distribution Account is maintained to execute an agreement substantially the same as the Control Agreement and otherwise in form and substance satisfactory to the Administrative Agent and the Insurer. Upon the establishment of such new Distribution Account and the execution of such agreement, the Custodian shall transfer any cash and/or any investments held in the prior Distribution Account to such new Distribution Account, all in accordance with instructions delivered to the Administrative Agent.

                    (c) The Custodian, at the request of the Borrower, may invest the funds held in the Distribution Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, not later than the Business Day immediately preceding the next Payment Date. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in a Distribution Account shall be made in the name of the Custodian. The Custodian, shall maintain continuous possession of any Permitted Investment that is either (i) a "certificated security," as such term is defined in the Uniform Commercial Code, or (ii) other property in which a secured party may perfect its security interest by possession under the Uniform Commercial Code or any other applicable law. Possession of any such Permitted Investment by the Custodian shall constitute possession by a person designated by the Administrative Agent for purposes of
Section 8-313 of the Uniform Commercial Code and possession by the Administrative Agent, as secured party, for purposes of Article 9 of the Uniform Commercial Code and any other applicable law. If amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Custodian shall (x) consistent with any notice required to be given thereunder, demand that payment thereon be made in full on the Business Day immediately preceding the next Payment Date and (y) demand payment of all amounts due thereunder promptly upon determination by the Custodian that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account. All interest and investment income realized on funds deposited in the Distribution Account shall be deposited into the Distribution Account and, except for any income earned on the Business Day prior to the Payment Date (which shall be for the benefit of the Custodian), included in the Available Collections for such Payment Date.

                    (d) Any request by the Borrower to invest funds on deposit in the Distribution Account shall be in writing (which may be a standing instruction) and shall certify that the requested investment is a Permitted Investment which matures at or prior to the time required hereby. Neither the Custodian nor the Administrative Agent shall have any responsibility or liability for investment losses on Permitted Investments, other than any loss on any Permitted Investment in respect of which it is obligor. All taxes payable with respect to interest, income and other investment earnings on Permitted Investments shall be for the account of the Borrower, and shall be paid by the Borrower when due and payable.

                    SECTION 6.2  Funding of Distribution Account.


                    The Servicer  shall  deposit or cause to be deposited in the
Distribution Account, by no later than 1:00 P.M. (New York City time) on each Servicer Remittance Date, the Servicer Remittance Amount for such date. In addition, (i) the Borrower shall cause all payments made by or on behalf of the Hedge Counterparty pursuant to the Hedge Agreement to be deposited directly into the Distribution Account, (ii) once the Unguaranteed Principal Amount has been reduced to zero, the Administrative Agent shall deposit all amounts paid by the Recourse Providers pursuant to the Limited Recourse Agreement or withdrawn from the Cash Collateral Account in satisfaction of amounts required to be paid by the Recourse Providers into the Distribution Account pursuant to Section 6.4(b) and (iii) the Borrower may, at its option, deposit or cause to be deposited into the Distribution Account funds which it receives as a capital contribution from the holders of the Limited Partnership Interests (each a "Capital Contribution"). Any such Capital Contribution which the Borrower intends to have distributed pursuant to the Priority of Payments on a particular Payment Date must be notified to the Servicer on or prior to the relevant Report Date, which notice shall be irrevocable. In the event the Borrower gives such notice, the Borrower shall deposit the amount of such Capital Contribution into the Distribution Account by no later than 1:00 P.M. (New York City time) on the Business Day immediately preceding the applicable Payment Date.

                    SECTION 6.3  Disbursements From the Distribution Account.

                    No later than 12:30 P.M. on each Payment Date, the Custodian shall withdraw the funds then on deposit in the Distribution Account and apply such funds for the following purposes and in the following order of priority (the "Priority of Payments"), in each case to the extent of remaining funds:

                    (i)On a pro rata basis, to the payment of the following:

                       (a) to the  Custodian  the accrued  and unpaid  Custodian
                    Fees together with the amount of all costs and expenses payable to the Custodian by the Servicer pursuant to Section
                    6.02 of the Servicing Agreement that have not been so paid,

                       (b) to the payment of any Extraordinary Expenses, provided that the Extraordinary Expenses paid pursuant to this clause (i) (other than the costs and expenses associated with the appointment of a Successor Servicer and the costs and expenses incurred by the Custodian or the Administrative Agent in connection with the exercise of remedies following an Event of Default) shall not exceed $15,000 on any single Payment Date or $100,000 in any 12 calendar month period;

                       (c) to the  Insurer  the  accrued  and  unpaid  Insurance
                    Premium,

                       (d) to the Servicer the accrued and unpaid Master Servicing Fees with respect to the Loans,

                       (e) if a Successor Servicer has been appointed  following
                    the occurrence of a Servicing Event of Default, the earned and unpaid Special Servicing Fees for each Specially Serviced Loan in an amount not to exceed the Collections received  on or in  respect  of such  Loan  during  the most recently ended Collection Period (whether in the form of payments, Liquidation Proceeds, Insurance Proceeds or otherwise) that are allocable as a recovery of interest thereon in accordance with Section 1.03 of the Servicing Agreement,

                       (f) to the Hedge  Counterparty  the  accrued  and  unpaid
                    amounts owing to the Hedge Counterparty under the Hedge Agreement (exclusive of amounts owing to the Hedge Counterparty in respect of the termination of the Swap Transaction in whole or in part),

                       (g) to the Servicer, to reimburse the Servicer for:

                          (1) solely in the case of a Successor Servicer appointed following the occurrence of a Servicing Event of Default, any unreimbursed Non-Recoverable Advances,

                          (2) any unreimbursed  Servicing  Advances in an amount
                        not to exceed (A) payments made by the related Obligor during the most recently ended Collection Period that are allocable to cover the item in respect of which such Servicing Advance was made and (B) Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and, if applicable, REO/EHS Revenues received during the most recently ended Collection Period in respect of the particular Loan, REO Property or Owned Equipment as to which such Servicing Advance was made, and

                          (3) so long as no Early Amortization Event has occurred and is continuing, the amount of any additional servicing compensation payable to the Servicer pursuant to Section 3.11 of the Servicing Agreement;

                    (ii) to the Lender the accrued and unpaid Hedged Interest Amount (including any Hedged Interest Amount from any prior Payment Date that remains unpaid, and interest on such unpaid Hedged Interest Amount at the rate specified in Section 2.7);

                    (iii) to the Lender the Guaranteed Principal Payment Amount until the Guaranteed Principal Amount is reduced to zero;

                    (iv) to the Hedge Counterparty any amounts payable to the Hedge Counterparty in respect of the termination of the Swap Transaction in whole or in part;

                    (v) to the Insurer an amount equal to the aggregate amount of unreimbursed payments made by the Insurer under the Insurance Policy, together with interest thereon at the rate specified in the Insurance Agreement;

                    (vi)  to  the  Servicer  the  accrued  and  unpaid   amounts
described in clauses (i)(e), (i)(g)(1) and (i)(g)(3) above that remain unpaid (but subject to the limitations as to amounts described in such clauses);

                    (vii) to the Lender (A) first, the accrued and unpaid Note Interest (including any Note Interest from any prior Payment Date that remains unpaid, and interest on such unpaid Note Interest at the rate specified in
Section 2.7) remaining after giving effect to the payments under clause (ii) above, (B) second, all Breakage Costs then due and payable which remain unpaid and (C) third, all Unused Fees then due and payable which remain unpaid;

                    (viii) to the Lender the Unguaranteed Principal Payment Amount until the Unguaranteed Principal Amount is reduced to zero;

                    (ix) if an Event of Default has occurred and is continuing, to the Lender an amount equal to the aggregate outstanding principal balance of the Advances (to be applied, first, to reduce the Guaranteed Principal Amount until the Guaranteed Principal Amount has been reduced to zero and, second, to reduce the Unguaranteed Principal Amount until the Unguaranteed Principal Amount is reduced to zero);

                    (x) to the Lender the Excess Spread Debt Reduction Amount, to be applied to reduce the Unguaranteed Principal Amount; provided that if a Level II Interest Coverage Early Amortization Event has occurred and is continuing, then amounts paid under this clause (x) shall be applied to reduce the Guaranteed Principal Amount rather than the Unguaranteed Principal Amount unless and until the Guaranteed Principal Amount is reduced to zero;

                    (xi) if an Early Amortization Event has occurred and is continuing, to the Lender an amount equal to the aggregate outstanding principal balance of the Advances (to be applied, first, to reduce the Guaranteed Principal Amount until the Guaranteed Principal Amount has been reduced to zero and, second, to reduce the Unguaranteed Principal Amount until the Unguaranteed Principal Amount is reduced to zero); provided that if the only Early
Amortization Event that has occurred is an Overcollateralization Early Amortization Event, then the amount distributed pursuant to this clause (xi) shall be limited to the amount necessary to cure such Overcollateralization Early Amortization Event;

                    (xii) if a Borrowing Excess Event has occurred and is continuing as of such Payment Date, to the Lender to reduce the Unguaranteed Principal Amount to the extent required in order to cure such Borrowing Excess Event; provided that if at any time thereafter an Overcollateralization Early Amortization Event occurs, then the amounts distributed under this clause (xii) (net of any Return Advances made in respect of such amounts) shall be deemed to have been applied to reduce the Guaranteed Principal Amount, but only to the extent necessary to cure such Overcollateralization Early Amortization Event (determined after giving effect to all payments under clause (xi) above);

                    (xiii)  on a pro rata  basis,  to the  payment  of any other
Borrower Secured Obligations then due and payable to the Lender, the Administrative Agent, the Custodian, the Insurer or any other Secured Party (excluding the outstanding principal amount of the Advances);

                    (xiv) to the payment of any Extraordinary Expenses remaining unpaid; and

                    (xv) to the Borrower any remaining funds.

                    SECTION 6.4  Payments under Limited Recourse Agreement.


                    All payments made by the Recourse Providers pursuant to the Limited Recourse Agreement or withdrawn from the Cash Collateral Account in satisfaction of amounts required to be paid by the Recourse Providers shall be remitted to the Administrative Agent for application pursuant to this Section
6.4. On the Payment Date on which such amounts are first received by the Administrative Agent (or, if such amounts are not received on a Payment Date, on the next Payment Date following the date of receipt) the Administrative Agent shall apply such amounts for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

                    (i) to the payment of any amounts described in clause (vii) of the Priority of Payments which would otherwise remain unpaid on such Payment Date after giving effect to all distributions to be made pursuant to the Priority of Payments on such Payment Date;

                    (ii) to the Lender to reduce the Unguaranteed Principal Amount until the Unguaranteed Principal Amount is reduced to zero; and

                    (iii) deposit to the Distribution Account any remaining funds for application in accordance with the Priority of Payments.

                    SECTION      6.5  Draws on Insurance Policy.

                    (a) If, on the second Business Day prior to any Payment Date, the Administrative Agent determines (based on the information furnished to it by the Servicer) that the amount then on deposit (or scheduled to be on deposit and available for distribution on the Payment Date) in the Distribution Account, when applied in accordance with the Priority of Payments, is insufficient to pay the "Insured Interest Amount" for such Payment Date (as defined in the Insurance Policy), the Administrative Agent shall submit a notice of drawing under the Insurance Policy in the amount of such deficiency. Upon its receipt of any payment under the Insurance Policy, the Administrative Agent shall remit such payment to (i) if the Swap Transaction is in full force and effect, the Hedge Counterparty for application to the accrued and unpaid amounts payable to the Hedge Counterparty under the Swap Transaction or (ii) if the Swap Transaction is not in full force and effect, to the Lender for application to the accrued and unpaid Hedged Interest Amount.

                    (b) If, on the second Business Day prior to the "Principal Draw Date" (as defined in the Insurance Policy, the Administrative Agent determines (based on the information furnished to it by the Servicer) that the amount then on deposit (or scheduled to be on deposit and available for distribution on the Payment Date) in the Distribution Account, when applied in accordance with the Priority of Payments, is insufficient to pay the Guaranteed Principal Amount that remains outstanding (if any) in full, the Administrative Agent shall submit a notice of drawing under the Insurance Policy in the amount of such deficiency. Upon its receipt of any payment under the Insurance Policy, the Administrative Agent shall remit such payment to the Lender for application to the Guaranteed Principal Amount.

                                  ARTICLE VII

                                  THE CUSTODIAN

                    SECTION 7.1  Appointment of the Custodian.

                    The Administrative Agent hereby appoints the Custodian to maintain custody of the Obligor Documents as agent for the Administrative Agent and to perform such other duties as are expressly provided herein and in the Servicing Agreement. In performing its duties hereunder and thereunder, the Custodian agrees to act with that degree of care and skill that is consistent with the degree of care and skill that the Custodian exercises with respect to similar loan documents held in a custodial capacity by the Custodian and the Custodian agrees to follow its customary standards, policies and procedures. The Custodian shall be deemed to have received proper instructions with respect to the Obligor Documents upon its receipt of written instruments signed by an officer of the Administrative Agent. An executed incumbency certificate of the Administrative Agent certifying the authority of certain officers to take specified actions may be accepted by the Custodian as conclusive evidence of the authority of any such officers to act and may be considered as in full force and effect until receipt of written notice to the contrary by the Custodian from the Administrative Agent as applicable.

                    SECTION 7.2  Delivery of Obligor Documents.


                    (a) The Custodian, by its execution and delivery of this Agreement, acknowledges receipt by it of all assets delivered to it and included in the Collateral, in good faith and without notice of any adverse claim, and declares that it holds and will hold such documents and the other documents received by it that constitute portions of the Loan Files, and that it holds and will hold such other assets included in the Collateral, on behalf of the Administrative Agent for the benefit of all present and future Secured Parties. In addition, the Custodian hereby certifies to the Borrower, the Servicer, the Insurer and the Administrative Agent, that except as specifically identified in the "Schedule of Exceptions" to "Loan File Delivery" attached hereto as Exhibit D-1, (i) the Obligor Note related to each Loan is in its possession and (ii) such Obligor Note has been reviewed by it, appears regular on its face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Obligor), and relates to such Loan.

                    (b) Not later than the 75th day following the Closing Date (and, if any exceptions are noted, again not later than the first anniversary of the Closing Date), the Custodian shall deliver to the Borrower, the Servicer, the Insurer and the Administrative Agent an executed certificate substantially in the form of Exhibit D-2 to the effect that, as to each Loan listed on the Loan Schedule (other than any such Loan as to which a Liquidation Event has occurred or any Loan specifically identified in any exception report annexed thereto as not being covered by such certification) (i) all documents specified in clauses (i), (iv), (vi), (viii) and (ix) of the definition of "Loan File" in the Servicing Agreement are in its possession and (ii) all such documents received by it with respect to such Loan have been reviewed by it, appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Obligor), and relate to such Loan.

                    (c) The Custodian shall not be under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Loans delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.

                    (d) The Custodian shall not assign, sell, dispose of or transfer any interest in the Loans or any other asset constituting part of the Collateral (except as expressly provided herein or in the Servicing Agreement) or knowingly permit the Loans or any other asset constituting part of the Collateral to be subjected to any Adverse Claim arising by, through or under the Custodian or any Person claiming by, through or under the Custodian.

                    (e) As setforth in the definition of "Loan File" in the Servicing Agreement, all Mortgages and UCC financing statements relating to the Loans have been recorded in the name of "Wells Fargo Bank Minnesota, National Association, as Collateral Agent". Each of the parties hereto hereby acknowledges that Wells Fargo Bank Minnesota, National Association, is acting as the Administrative Agent's collateral agent hereunder (in such capacity, the "Collateral Agent"). Upon the making of the Initial Advance hereunder, all Mortgages and UCC financing statements relating to the Loans shall be deemed to have been automatically assigned to the Collateral Agent in its capacity as such hereunder without the need for any further action by any party. The role of Wells Fargo Bank Minnesota, National Association, as Collateral Agent is an extension of its role as Custodian. Accordingly, all references herein to the Custodian shall be deemed to include the Collateral Agent.

                    SECTION 7.3  Maintenance of Office.

                    The Custodian agrees to maintain each Obligor Document at the office of the Custodian located at 751 Kasota Ave., Minneapolis, Minnesota 55414, or at such other office of the Custodian in the State of Minnesota as the Custodian shall designate from time to time after giving the Administrative Agent, the Borrower and the Servicer 30 days' prior written notice thereof (or such lesser time as the Administrative Agent shall approve).

                    SECTION 7.4  Access to Records.

                    The Custodian shall permit the Administrative Agent, the Insurer, the Lender, the Borrower, the Servicer and their respective duly authorized officers, attorneys and auditors and the supervisory agents and examiners of each of the foregoing to inspect the Obligor Documents and the books and records maintained by the Custodian pursuant hereto, such access being offered without charge but only upon reasonable request and during normal business hours at the offices of the Custodian.

                    SECTION 7.5  Custodian Fees.

                    As compensation for its custodial activities and as reimbursement for its expenses in connection therewith, the Custodian shall be entitled to receive the applicable fee set forth in the Servicing Agreement pursuant to the Priority of Payments, payable monthly in arrears on each Payment Date with respect to the preceding Collection Period.

                    SECTION 7.6  Exculpatory Provisions.

                    (a) The Custodian undertakes to perform only such duties and obligations as are specifically set forth in this Agreement and in the Servicing Agreement, it being expressly understood by the Servicer, the Borrower, the Administrative Agent, the Lender and the Insurer that there are no implied duties or obligations under this Agreement or the Servicing Agreement. Neither the Custodian nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement or the Servicing Agreement other than damages which result from the negligence or willful misconduct of it or them. In no event will the Custodian or any of its officers, directors, employees or agents be liable for any consequential, indirect or special damages.

                    (a) Except as otherwise provided herein, the Custodian makes no warranty or representation and shall have no responsibility as to the completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Loans or any of the Obligor Documents and will not be required to and will not make any representations as to the validity or value of any of the Loans or any of the Obligor Documents. Except as provided in Section 7.2, the Custodian makes no warranty or representation and shall have no responsibility (A) as to whether a Loan has been originally executed and (B) as to whether any such signature has been duly authorized.

                    (b) Except as provided in subsection (a) above, the Custodian shall not be liable for any error or judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything which it may do or refrain from doing in good faith in connection herewith.

                    (c) The Custodian shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or under the Servicing Agreement, or in the exercise of its rights or powers, if the Custodian believes that repayment of such funds (repaid in accordance with the terms of this Agreement) or adequate indemnity against such risk or liability is not reasonably assured to it.

                    (d) The Custodian shall be entitled to rely and act upon the advice of counsel with respect to its performance hereunder and under the Servicing Agreement and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

                    SECTION 7.7 Resignation and Removal of Custodian. The Custodian may, upon at least sixty (60) days notice tothe Borrower, the
Administrative Agent and the Insurer, resign as Custodian. In addition, the Custodian may be removed at any time with or without cause by the Administrative Agent (acting at the direction of the Controlling Party and with the consent of the Insurer and, so long as no Event of Default has occurred and is continuing, the Borrower (such consent of the Insurer and the Borrower not to be unreasonably withheld)) upon written notice to the Custodian and the Borrower. No such resignation or removal shall become effective until a successor Custodian is appointed by the Administrative Agent (acting at the direction of the Controlling Party with the consent of the Insurer) and has accepted such appointment. If no successor Custodian shall have been so appointed by the Administrative Agent within 60 days after the departing Custodian's giving of notice of resignation, then the departing Custodian may petition any court of competent jurisdiction for the appointment of its successor Custodian, which successor Custodian shall have short-term debt ratings of at least A-1 from S&P, P-1 from Moody's and, if rated by Fitch, F1 by Fitch, and shall be either a commercial bank having a combined capital and surplus of at least $250,000,000 or an Affiliate of such an institution. Upon such acceptance of its appointment as Custodian hereunder by a successor Custodian, such successor Custodian shall succeed to and become vested with all the rights and duties of the retiring Custodian, and the retiring Custodian shall be discharged from its duties and obligations under the Transaction Documents. After any retiring Custodian's resignation hereunder, the provisions of Article XII and this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Custodian.


                   SECTION 7.8 Acceptance of Appointment by Successor custodian.

                    In case of the appointment hereunder of a successorCustodian, the successor Custodian so appointed shall execute, acknowledge and deliver to the Administrative Agent and to the retiring Custodian an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Custodian shall become effective and such successor Custodian, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Custodian; but, on the request of the Administrative Agent or the successor Custodian, such retiring Custodian shall, upon payment of each of its fees, execute and deliver an instrument transferring to such successor Custodian all the rights, powers and trusts of the retiring Custodian, shall duly assign, transfer and deliver to such successor Custodian all property and money held by such retiring Custodian hereunder, shall cause the Distribution Account to be transferred into the name of the successor Custodian or of the Administrative Agent (as selected by the Administrative Agent) and shall take such other action as may be reasonably requested by the Administrative Agent to effect the transfer of the rights and powers of the retiring Custodian to the successor Custodian. Upon request of any such successor Custodian or the Administrative Agent, the Borrower shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Custodian all such rights and powers.

                    SECTION 7.9 Release for Servicing.

                    From time to time, theCustodian is hereby authorized, upon receipt of a Request for Release of Documents and Receipt in the form of Exhibit E attached hereto ("Request for Release") delivered by the Servicer for the purpose of foreclosure or servicing of the Loans, to release or cause to be released to the Servicer or the Servicer's designee the related Loan File or the documents of the related Loan File set forth in such Request for Release. Any document released to the Servicer or the Servicer's designee pursuant to a Request for Release shall be returned to the Custodian no later than 30 days from the date on such Request for Release, and the Custodian shall provide the Administrative Agent with a list of all documents outstanding at the end of each month, or any other time upon request.

                    SECTION 7.10 Release for Payment.

                    Upon receipt by the Custodian of a Request for Release certifying that payment in full of a Loan has been received (provided that the Borrower shall deliver a copy of such Request for Release to the Administrative Agent and the Insurer), the Custodian shall promptly release the related Loan File to the Borrower or, at the Borrower's written direction, the Borrower's designee. After such release the Custodian shall amend the Loan Schedule attached to the Custodian's certification to reflect the release of the applicable Loan and shall provide to the Administrative Agent and the Insurer such amended Loan Schedule at the end of each calendar month or at any other time upon request.

                    SECTION 7.11 Periodic Statements.

                    Within 10 days of each anniversary of the date of this Agreement, or upon the reasonable request of the Administrative Agent or the Borrower at any other time, the Custodian shall provide to the Administrative Agent or the Borrower, as the case may be, a list of all the Pledged Loans for which the Custodian holds a Loan File.


                    SECTION 7.12 No Adverse Interest of the Custodian.

                    By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Pledged Loan, and hereby waives and releases any such interest which it may have in any Pledged Loan as of the date hereof. The Pledged Loans shall not be subject to any security interest, lien or right of set-off by the Custodian or any third party claiming through the Custodian (other than in the ordinary course of business), and the Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Pledged Loans.

                    SECTION 7.13 Indemnification.

                    (a) Borrower agrees to reimburse, indemnify and hold harmless the Custodian andits directors, officers, employees, or agents (each, an "Indemnitee") from and against any and all liability, loss, cost and expense, including reasonable fees and expenses of counsel arising from or connected with Custodian's execution and performance of this Agreement or the Servicing Agreement, including but not limited to the claims of any third parties, including Administrative Agent, except in the case of loss, liability or expense resulting from the negligence or willful misconduct on the part of Custodian. Such indemnification shall survive the termination of this Agreement and the resignation or removal of the Custodian hereunder.

                    (b) In the event that the Custodian fails to produce an Obligor Note, that was in its possession pursuant to Section 7.2 within two (2) Business Days after required or requested by Borrower or Administrative Agent (a "Custodial Delivery Failure"), and provided that (i) such document is not outstanding pursuant to a Request for Release of Documents and Receipt in the form annexed hereto as Exhibit E; and (ii) such document was held by the Custodian on behalf of Borrower or Administrative Agent, as applicable, then the Custodian shall with respect to any missing Obligor Note, promptly deliver to Administrative Agent or Borrower upon request, a lost note affidavit.

                    SECTION 7.14 Custodian  Representations.

                    The Custodian (and any successor Custodian as of the appointment of such custodian) herebyrepresents and warrants as of each date:

                    (a) The Custodian is (i) a national banking association duly authorized, validly existing and in good standing under the laws of the United States and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement;

                    (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene or create a default under any applicable laws, licenses or permits, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or any contract, agreement, or instrument to which the Custodian or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any property;

                    (c) The execution and delivery of this Agreement by the Custodian and the performance of and compliance with its obligations and covenants hereunder to not require the consent or approval of any governmental authority or, if such consent is required, it has been obtained;

                    (d) This Agreement when executed and delivered by the Custodian will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy or other debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

                    (e) There is no litigation pending or threatened which could reasonably be expected to adversely affect the execution, delivery or enforceability or this Agreement, or any of the duties or obligations of Custodian hereunder, or which would have material adverse effect on the financial condition of the Custodian;

                    (f) Subject to Section 7.6(c), the Custodian shall take such steps as may be reasonably requested by Administrative Agent (consistent with the Custodian's undertakings hereunder) to protect or maintain any interest in real property securing the Loan owned by such owner and any insurance applicable thereto; and

                    (g) The Custodian is not controlled by, under common control with or otherwise affiliated with or related to Borrower, and the Custodian covenants and agrees with Administrative Agent that prior to any such affiliation in the future or promptly thereafter, it shall notify the Administrative Agent.

                                  ARTICLE VIII

                           GRANT OF SECURITY INTERESTS

                    SECTION  8.1 Borrower's Grant of Security Interest.

                    As security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Borrower Secured Obligations, the Borrower hereby assigns and pledges to the Administrative Agent, for the benefit of the Secured Parties, and grants to the Administrative Agent, for the benefit of the Secured Parties a security interest in and lien upon, all of the Borrower's right, title and interest in and to the following, in each case whether now or hereafter existing and whether Borrower now has or hereafter acquires an interest and wherever the same may be located (collectively, the "Collateral"):

                    (a) the Loans and all payments and other Collections in respect of the Loans received or due after the Cut-off Date (exclusive of Principal Prepayments received prior to the Cut-off Date and scheduled payments of interest and principal due on or before the Cut-off Date);

                    (b) all Obligor Documents and Records related thereto;

                    (c) the Loan Contribution Agreement, the Loan Sale Agreements, the Performance Guaranty, the Limited Recourse Guaranty, the Servicing Agreement, the Hedge Agreement, the Swap Transaction (collectively, the "Borrower Assigned Agreements"), including (i) all rights of the Borrower to receive moneys due and to become due under or pursuant to the Borrower Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Borrower Assigned Agreements, (iii) the Borrower's right of foreclosure as lienholder of the real or personal property underlying the Pledged Loans, (iv) claims of the Borrower for damages arising out of or for breach of or default under the Borrower Assigned Agreements and all other present and future claims, demands and causes and chooses in action in respect of the Borrower Assigned Agreements and the Loans and (v) the right of the Borrower to amend, waive or terminate the Borrower Assigned Agreements, to perform under the Borrower Assigned Agreements and to compel performance and otherwise exercise all remedies and rights under the Borrower Assigned Agreements;

                    (d) all of the following (collectively the "Borrower Account
                        Collateral"):

                    (i) the Distribution Account and all funds held in the Distribution Account and all certificates and instruments, if any, from time to time representing or evidencing the Distribution Account or such funds,

                    (ii) the Collection Account, each Reserve Account, and each Servicing Account (collectively, the "Loan Servicing Accounts"), all funds held in such accounts, and all certificates and instruments, if any, from time to time representing or evidencing any Loan Servicing Account or such funds,

                    (iii) all Investments from time to time of amounts in the Deposit Account or any Loan Servicing Account, and all certificates and instruments, if any, from time to time representing or evidencing such Investments,

                    (iv) all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent or any assignee or agent on behalf of the Administrative Agent in substitution for or in addition to any of the then existing Borrower Account Collateral, and

                    (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Borrower Account Collateral;

                    (e) all Real Property in which the Borrower has acquired an interest (whether an ownership interest or a lien) relating to any Loan (including any REO Property);

                    (f) all Recourse Provider Collateral;

                    (g) all additional property that may from time to time hereafter be granted and pledged by the Borrower or by anyone on its behalf under this Agreement, including the deposit with the Lender or the Administrative Agent of additional moneys by the Borrower;

                    (h) all other property of the Borrower, including all accounts, general intangibles, equipment, inventory, chattel paper, instruments and investment property; and

                    (i) all Proceeds, accessions, substitutions, rents and profits of any and all of the foregoing Collateral (including Proceeds that constitute property of the types described in Sections 8.1 (a) through (h) above) and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent or any assignee or agent on behalf of the Administrative Agent is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

                      SECTION 8.2 Delivery of Collateral.

                    The Borrower shall cause all Obligor Documents relating to the Collateral to be delivered to and held by or on behalf of the Custodian pursuant to this Agreement. Each such Obligor Document shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent and the Insurer. From and after the Termination Date, the Administrative Agent shall have the right, at any time in its discretion and without notice to the Borrower, to transfer to or to register in the name of the Administrative Agent or any of its nominees for the benefit of the Secured Parties any or all of the Collateral.

                    SECTION 8.3  Borrower Remains Liable.

                    Notwithstanding  anything to the contrary in this Agreement,
(a) the Borrower shall remain liable under the Loans, Borrower Assigned Agreements and other agreements included in the Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) except to the extent otherwise expressly provided in this Agreement, the exercise by the Administrative Agent or any other Secured Party of any of its rights under this Agreement shall not release the Borrower or the Servicer from any of their respective duties or obligations under the Loans, Borrower Assigned Agreements or other agreements included in the Collateral, (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under the Loans, Borrower Assigned Agreements or other agreements included in the Collateral by reason of this Agreement, and (d) neither the Administrative Agent nor any other Secured Party shall be obligated to perform any of the obligations or duties of the Borrower or the Servicer under the Loans, Borrower Assigned Agreements or other agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

                    SECTION 8.4 Covenants of the Borrower and Servicer Regarding
                                the Collateral.

                    (a) Offices and Records. The Borrower shall keep its chief place of business and chief executive offices and the office where it keeps its Records at the location specified in Schedule 2 or, upon thirty (30) days' prior written notice to the Administrative Agent, at such other location in a jurisdiction where all action required by this Section 8.4 shall have been taken with respect to the Collateral. The Borrower and the Servicer shall, until the period ending one year after the repayment in full or maturity of each Pledged Loan or for such longer period as may be required by law, from the date on which such Pledged Loan arose, maintain the Records with respect to such Pledged Loan, including records of all payments received. In connection therewith, the Administrative Agent may institute procedures to permit it at its expense to confirm the Obligor balances in respect of any Pledged Loans. If an Event of Default shall have occurred and be continuing, promptly upon request therefor, the Borrower and the Servicer shall deliver to the Administrative Agent and the Insurer records reflecting activity through the close of business on the Business Day immediately preceding such Event of Default.

                    (b) Maintain Records of Pledged Loans. The Servicer shall, at its own cost and expense, maintain satisfactory and complete records of the Collateral, including a record of all payments received with respect to the Collateral and all other dealings with the Collateral.

                    (c) Performance of Borrower Assigned Agreements. The Borrower shall (i) perform and observe all the terms and provisions of the Borrower Assigned Agreements to be performed or observed by it, maintain the Borrower Assigned Agreements in full force and effect, enforce the Borrower Assigned Agreements in accordance with their terms and take all such action to such end as may be from time to time requested by the Administrative Agent, and
(ii) upon request of the Administrative Agent, make to any other party to the Borrower Assigned Agreements such demands and requests as may be reasonable for information and reports or for action as the Borrower is entitled to make under the Borrower Assigned Agreements.

                    (d) Notice of Adverse Claim. Each of the Borrower and the Servicer shall advise the Administrative Agent and the Insurer promptly, in reasonable detail, (i) of any Adverse Claim known to it made or asserted against any of the Collateral and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Collateral or on the assignments and security interests granted by the Borrower in this Agreement.

                    (e) Further Assurances; Financing Statements.

                    (i) Each of the Borrower and the Servicer severally agrees that at any time and from time to time, at its expense, it shall promptly execute, endorse and deliver all further instruments and documents, and take all further action, that may be necessary or that the Administrative Agent may reasonably request to perfect and protect the assignments and security interests granted or purported to be granted by this Article VIII or to enable the Administrative Agent or any other Secured Party to exercise and enforce its rights and remedies under this Agreement with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower shall execute and file such financing or continuation statements, or amendments thereto, such Mortgages and Mortgage assignments and such other instruments or notices as may be necessary or that the Administrative Agent may reasonably request to protect and preserve the assignments and security interests granted by this Agreement.

                    (ii) The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Administrative Agent will promptly send to the Borrower any financing statements or continuation statements thereto which it files without the written authorization of the Borrower.

                    (iii) Each of the Borrower and the Servicer shall furnish to the Administrative Agent and the Insurer from time to time such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent and the Insurer may reasonably request, all in reasonable detail.

                    (iv) The Servicer hereby covenants and agrees to take or cause to be taken all actions, and to make or cause to be made all filings, necessary in order to vest and maintain vested in the Administrative Agent a first priority perfected security interest in the Collateral.

                    SECTION 8.5 Limited Recourse.

                    Anything in this Agreement or any of the other Transaction Documents to the contrary notwithstanding, no recourse for the repayment of the Borrower Secured Obligations shall be had against the Borrower except to the extent of the Collateral; provided that nothing in this Section 8.5 shall impair the validity of the obligations of the Borrower arising under this Agreement and the other Transaction Documents, prevent the taking of any action permitted by law against the Borrower to the extent of the Collateral or the proceeds thereof, or in any way affect or impair the right of the Administrative Agent or any Secured Party to take any action permitted by law to realize upon any of the Collateral; and provided further that, notwithstanding anything herein to the contrary, each Secured Party shall have full recourse to the Borrower and to any property or assets of the Borrower to satisfy any claim of such Secured Party pursuant to Section 12.1 or Section 13.3 of this Agreement.

                    SECTION 8.6 Release of Collateral.

                    (a) Generally. The Borrower may obtain releases of the security interest of the Administrative Agent in all or any part of the Collateral to the extent that such release is necessary in order to consummate the sale of a Loan (i) that is expressly authorized pursuant to the Servicing Agreement or Section 8.6(f) below, or (ii) that has otherwise been approved in writing by the Administrative Agent and the Insurer. Any proceeds from such sale shall be deposited into the Distribution Account. In addition, the Borrower may at any time remove a Defaulted Loan from the Collateral and obtain a release of the Administrative Agent's security interest in such Defaulted Loan if (i) both before and after giving effect to such release no Borrowing Excess Event exists and no event or circumstance has occurred which constitutes an Event of Default or Potential Event of Default, (ii) the Borrower deposits into the Distribution Account cash in an amount equal to the Release Amount, (iii) prior to such release, any termination or partial termination of the Swap Transaction that is required pursuant to Section 5.1(p) or the terms of the Swap Transaction has been effected in accordance with the terms thereof and (iv) each of the Administrative Agent and the Insurer receives an officer's certificate duly executed by an officer of the Servicer confirming the satisfaction of the conditions specified in the preceding clauses (i) through (iii).

                    (b) Releases. With respect to any release of Collateral permitted by Section 8.6(a), the Administrative Agent shall, upon the request and at the expense of the Borrower, (i) execute such releases as may be reasonably requested by the Borrower to give effect to such release and (ii) deliver, or instruct the Custodian to deliver, any Obligor Documents relating solely to the Collateral so released.

                    (c) Continuation of Lien. With respect to any Collateral that is to be released in connection with the sale or transfer of such Collateral or any removal of a Defaulted Loan pursuant to Section 8.6(a), the security interest in favor of the Administrative Agent in such Collateral shall continue in effect until such time as the proceeds from such sale or transfer or the payment of the Release Amount, as applicable, have been deposited into the Distribution Account in accordance with this Agreement and the Servicing Agreement.

                    (d) Application of Proceeds; No Duty. Neither the Administrative Agent nor any other Secured Party shall be under any duty at any time (i) to credit the Borrower for any amount due from any third party in respect of any sale of any Collateral to such third party, until the Administrative Agent has actually received such amount in immediately available funds for deposit to the Distribution Account or (ii) to collect any amounts or otherwise enforce any obligations due from any third party in respect of any such sale.

                    (e) Representation in Connection with Releases. Each request delivered by the Borrower hereunder with respect to a release described in
Section 8.6(a) shall be deemed to constitute a representation and warranty to the Administrative Agent and the other Secured Parties to the effect that immediately before and after giving effect to such release (i) no Borrowing Excess Event exists and (ii) no event or circumstance has occurred which constitutes a Event of Default or which, with the giving of notice or the passage of time, or both, would constitute a Event of Default.

                    (f) Sale of all Loans. The Borrower may at any time sell all the Loans without the consent of the Administrative Agent or the Insurer if the Servicer certifies in an Officer's Certificate that the proceeds of such sale (after deducting the expenses of such sale), when applied in accordance with the Priority of Payments, will be sufficient to pay in full all Borrower Secured Obligations accrued and to accrue through the next Payment Date hereunder (including any amounts payable by the Borrower pursuant to Section 2.11 in connection with any prepayment of the Loans on such Payment Date); provided that in no event will the Administrative Agent be required to release its security interest in such Loans or to release or permit the Custodian to release any Loan Files with respect to such Loans unless and until (i) such proceeds are actually received and deposited into the Distribution Account and (ii) the Administrative Agent and the Insurer have confirmed that such proceeds, when applied in accordance with the Priority of Payments on the next Payment Date, will be sufficient to pay all such Borrower Secured Obligations in full (such confirmation not to be unreasonably withheld or delayed).

                    SECTION 8.7 Limited Recourse Agreement.

                    The Borrower hereby acknowledges that it has assigned to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Limited Recourse Agreement, the Recourse Provider Collateral, and all rights to receive the Recourse Amount (as defined in the Limited Recourse Agreement) with respect to Defaulted Loans. In connection with such assignment and pledge, the Borrower has directed the Recourse Providers that until the Recourse Providers receive notice from the Administrative Agent that such security interest has been released in accordance with this Agreement, the Recourse Providers shall accept direction solely from the Administrative Agent (including all directions to be delivered under the terms of the Limited Recourse Agreement by the Borrower). The Borrower and the Administrative Agent hereby agree that (a) the Administrative Agent shall not deliver notice to the Recourse Providers, declaring a Recourse Event (as defined in the Limited
Recourse Agreement) to have occurred, unless a Recourse Trigger Event has occurred and (b) that the Administrative Agent shall direct the Recourse Providers to remit all amounts payable under the Limited Recourse Agreement to the Administrative Agent for application in accordance with Section 6.4.

                                   ARTICLE IX

                              ADMINISTRATIVE AGENT

                    SECTION 9.1  Authorization  and  Action.

                    The Lender and, by accepting the benefits of this Agreement, each other Secured Party hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The
Administrative Agent shall not have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction Document, or otherwise exist, against the Administrative Agent. The Administrative Agent does not assume, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with, the Borrower, the Servicer, any Secured Party or any other Person. Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall the Administrative Agent ever be required to take any action which exposes the Administrative Agent to personal liability or that is contrary to any provision of any Transaction Document or any applicable law, rule or regulation.

                    SECTION 9.2  Administrative  Agent's Reliance,  Etc.

                    Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement or any other Transaction Document, in the absence of its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Administrative Agent: (a) may consult with legal counsel
(including counsel for the Borrower or the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Secured Party (whether written or oral) and shall not be responsible to any Secured Party for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of the Borrower, the Servicer or any other Person or to inspect the property (including the books and records) of the Borrower, the Servicer or any other Person; (d) shall not be responsible to any Secured Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document; and (e) shall incur no liability under or in respect of this Agreement or any other Transaction Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telecopier or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                    SECTION 9.3  Rabobank  and  Affiliates.

                    With respect to any Advance or interest therein owned by it, Rabobank shall have the same rights and powers under this Agreement as any other Lender or Liquidity Provider (as applicable) and may exercise the same as though it were not the Administrative Agent. Rabobank and any of its Affiliates may generally engage in any kind of business with the Borrower, the Servicer or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Borrower, the Servicer or any Obligor or any of their respective Affiliates, all as if Rabobank were not the Administrative Agent and without any duty to account therefor to any other Secured Party.

                    SECTION 9.4 Delegation of Duties. The Administrative Agent may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                    SECTION 9.5 Action or Inaction by Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take action under any Transaction Document unless it shall first receive such advice or concurrence of the Controlling Party, and assurance of its indemnification by the Controlling Party, as it deems appropriate. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or at the direction of the Controlling Party, and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon all Secured Parties. Unless any action to be taken by the Administrative Agent under a Transaction Document (i) specifically requires the advice or concurrence of the Lender or any other Secured Party (other than the Controlling Party) or (ii) may be taken by the Administrative Agent alone or without any advice or concurrence of any other Secured Party, then the Administrative Agent may take action based upon the advice or concurrence of the Controlling Party.

                    SECTION  9.6  Notice  of Events  of  Termination;  Action by
                                  Agent.

                    The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or of any Potential Event of Default unless an officer of the Administrative Agent responsible for the administration of this Agreement has actual knowledge or has received notice from the Lender, the Insurer, the Servicer or the Borrower stating that an Event of Default or Potential Event of Default has occurred hereunder and describing such Event of Default or Potential Event of Default. If the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Lender and the Insurer. The Administrative Agent shall take such action concerning an Event of Default or Potential Event of Default or any other matter hereunder as may be directed by the Controlling Party (subject to the other provisions of this Article IX), but until the Administrative Agent receives such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as the Administrative Agent deems advisable and in the best interests of the Secured Parties.

                    SECTION 9.7  Non-Reliance on Agent and Other Parties.

                    Each Secured Party expressly acknowledges that neither the Administrative Agent nor any of its directors, officers, agents or employees has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Transaction Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each Secured Party represents and warrants to the Administrative Agent that, independently and without reliance upon the Administrative Agent, and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of each Transaction Party and the Loans and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items expressly required to be delivered under any Transaction Document by the Administrative Agent to any Secured Party, the Administrative Agent shall not have any duty or responsibility to provide any Secured Party with any information concerning the Transaction Parties or any of their Affiliates that comes into the possession of the Administrative Agent or any of its directors, officers, agents, employees, attorneys-in-fact or Affiliates.

                    SECTION 9.8  Successor Administrative Agent.

                    The Administrative Agent may, upon at least thirty (30) days notice to the Lender, the Borrower and the Insurer, resign as Administrative Agent. Such resignation shall not become effective until a successor Administrative Agent is appointed by the Controlling Party with the consent of the Insurer and (so long as no Event of Default has occurred and is continuing) the consent of the Borrower (such consent not to be unreasonably withheld) and has accepted such appointment. If no successor Administrative Agent shall have been so appointed by the Controlling Party (with the consent of the Insurer and, to the extent required, the consent of the Borrower) within 30 days after the departing Administrative Agent's giving of notice of resignation, then the departing Administrative Agent may, on behalf of the Secured Parties, appoint a successor Administrative Agent, which successor Administrative Agent shall have short-term debt ratings of at least A-1 from S&P, P-1 from Moody's and, if rated by Fitch, F1 by Fitch and shall be either a commercial bank having a combined capital and surplus of at least $250,000,000 or an Affiliate of such an institution. Upon such acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Transaction Documents. After any retiring Agent's resignation hereunder, the provisions of Article XII and this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent.

                    SECTION 9.9 Control by Controlling Party.

                    The Administrative Agent hereby agrees that following the Controlling Party's written request it will take or forbear from taking any action, and exercise or forbear from exercising any rights of the Administrative Agent under the Transaction Documents in the manner described in such written request; provided, however, that the obligation of the Administrative Agent to take or forbear from taking, or to exercise or forbear from exercising, any such action or right shall be limited to those actions and rights that may be exercised or taken (or not exercised or taken, as the case may be) in accordance with the Transaction Documents and applicable law or involve the Administrative Agent in personal liability. Without limiting the generality of the foregoing, the Controlling Party shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Administrative Agent under Article XI, provided that such direction shall not be in conflict with the Transaction Documents or any applicable law or involve the Administrative Agent in personal liability, and provided further that the Administrative Agent may take any other action deemed proper by the Administrative Agent that is not inconsistent with such direction.

                                   ARTICLE X

                                EVENT OF DEFAULTS

                    SECTION 10.1 Event of Defaults.

                    If any of the following events (each, a "Event of Default") shall occur and be continuing:

                    (a) any Note Interest or Unused Fees are not paid in full when due or the aggregate outstanding principal balance of the Advances is not paid in full on the Facility Maturity Date; or

                    (b) any Transaction Party shall fail to make any payment or deposit required to be made by it under the terms of this Agreement (other than as described in subsection (a)) or any other Transaction Document (determined, in the case of the Borrower, without giving effect to Section 8.5) and such failure continues unremedied for a period of five (5) Business Days; or

                    (c) the  Borrower  shall  breach the  covenant  set forth in
Section 5.2(h); or

                    (d) any Transaction Party shall fail to perform or observe in any material respect any other covenant or other agreement of such Transaction Party set forth in this Agreement or any other Transaction Document and such failure shall continue unremedied for more than fifteen (15) days after written notice thereof shall have been given by the Administrative Agent or the Insurer to such Transaction Party; or

                    (e) any representation, warranty, certification or statement made by any Transaction Party pursuant to this Agreement or any other Transaction Document (including in any report delivered pursuant to any Transaction Document) shall prove to be incorrect in any material respect as of the time when the same shall have been made or deemed made; or

                    (f) any Event of Bankruptcy shall occur with respect to any Transaction Party (other than a Seller); or

                    (g) a Servicing Event of Default occurs; or

                    (h) Any Transaction  Party (excluding any Seller) shall fail to pay any principal of or premium or interest on any Debt having an aggregate outstanding principal amount of $10,000,000 or more ("Material Debt"), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Material Debt; or any other default under any agreement or instrument relating to any Material Debt or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Material Debt; or any such Material Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

                    (i) the Administrative Agent shall cease for any reason to have a valid and perfected first priority security interest in all of the Collateral (including the Mortgages, but excluding any other interest in Real Property) and the proceeds thereof; or

                    (j) (x) a final judgment for the payment of money in excess of $3,000,000 (or, in the case of the Borrower, $9,999) shall have been rendered against any Transaction Party (other than a Seller) by a court of competent jurisdiction and such Transaction Party, shall not, within thirty (30) days, have either, (1) discharged or provided for the discharge of such judgment in accordance with its terms, or (2) perfected a timely appeal of such judgment and caused the execution thereof to be stayed during the pendency of such appeal or
(y) any Transaction Party (other than a Seller) shall have made payments of amounts in excess of $3,000,000, in settlement of any litigation; or

                    (k) the Borrower shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "40 Act") or the arrangements contemplated by this Agreement shall require registration as an "investment company" within the meaning of the 40 Act; or

                    (l) any payment is required to be made by the Insurer under the Insurance Policy; or

                    (m) the Borrower General Partner shall cease to be the sole general partner of the Borrower; or CNL shall cease to own directly or indirectly 100% of the limited partnership interests of the Borrower and 100% of the capital stock of the Borrower General Partner, in each case free and clear of any Adverse Claims; or

                    (n) any Recourse Provider shall attempt to terminate or assert the invalidity or unenforceability of the Performance Guaranty or the Limited Recourse Agreement or any provision of the Performance Guaranty or the Limited Recourse Agreement; or

                    (o) any Person (other than the Administrative Agent, the Custodian, the Lender or the Insurer) shall assert that (i) any sale made by such Seller under a Loan Sale Agreement was not a "true sale", (ii) any Loan or interest therein constitutes property of the bankruptcy estate of any Person or
(iii) any transaction under a Loan Sale Agreement is subject to avoidance under applicable law;

then, and in any such event, the Administrative Agent may, and at the direction of the Controlling Party or the Insurer shall, by notice to the Borrower declare the Termination Date to have occurred, without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, and upon such declaration all Advances and all other Borrower Secured Obligations shall be accelerated and become immediately due and payable, provided, that if any Event of Bankruptcy shall occur with respect to the Borrower, the Termination Date shall automatically occur and all Advances and all other Borrower Secured Obligations shall be accelerated and become immediately due and payable, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                                   ARTICLE XI

                                    REMEDIES

                    SECTION 11.1  Actions Upon Event of Default.


                    Upon the occurrence and during the continuation of a Event of Default, each of the Borrower and the Servicer shall, upon request, (i) deliver and turn over to the Administrative Agent or to its representatives, or at the option of the Administrative Agent or the Insurer, provide the Administrative Agent, the Insurer or any of their respective representatives with access to, at any time, all of the Servicer's and the Borrower's facilities, personnel, books and records pertaining to the Collateral, including all Records, (ii) allow the Administrative Agent to have access during normal business hours to the premises of the Servicer and/or the Borrower where such books, records and Records are maintained, and (iii) assist the Administrative Agent in using such premises, the equipment thereon and any personnel of the Servicer that the Administrative Agent may lawfully employ to administer, service and collect the Pledged Loans.

                    At any time following the occurrence and during the continuation of an Event of Default or an event of the type described in the definition of "Event of Bankruptcy" which, with the lapse of time, could become an Event of Default, the Administrative Agent may have the Collection Account transferred into the name of the Administrative Agent and/or assume exclusive control of the Collection Account , and may take such actions to effect such transfer or assumption as it may determine to be necessary or appropriate (including, without limitation, delivering the notices attached to the "Control Agreement" referred to in the Servicing Agreement). Each of the Borrower and the Seller hereby agrees to take such action that the Administrative Agent may reasonably request to effect or further evidence such transfer or assumption.

                    If any Event of Default shall have occurred and be continuing and the Administrative Agent shall have declared the Termination Date to have occurred or the Termination Date shall have been deemed to have occurred pursuant to Section 10.1, then the Administrative Agent may exercise in respect of the Collateral, in addition to any and all other rights and remedies otherwise available to it, all of the rights and remedies of a secured party upon default under the UCC (such rights and remedies to be cumulative and nonexclusive), and, in addition, may take the following remedial actions:

                    (a) The Administrative Agent may, without notice to the Borrower except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Borrower Secured Obligations against amounts payable to the Borrower from the Distribution Account, the Collection Account or the Cash Collateral Account.

                    (b) Consistent with the rights and remedies of a secured party under the UCC (and except as otherwise required by the UCC), the Administrative Agent may, without notice except as specified below, solicit and accept bids for and sell the Collateral or any part of the Collateral in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Lender's, Custodian's or Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) or more Business Days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Every such sale shall operate to divest all right, title, interest, claim and demand whatsoever of the Borrower in and to the Collateral so sold, and shall be a perpetual bar, both at law and in equity, against the Borrower, any Transaction Party, any Person claiming the Collateral sold through the Borrower, any Transaction Party and their respective successors or assigns.

                    (c) Upon the completion of any sale under Section 11.1(b), the Borrower or the Servicer will deliver or cause to be delivered all of the Collateral sold to the purchaser or purchasers at such sale on the date of sale, or within a reasonable time thereafter if it shall be impractical to make immediate delivery, but in any event full title and right of possession to such property shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Nevertheless, if so requested by the Administrative Agent or by any purchaser, the Borrower shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request.

                    (d) At any sale under Section 11.1(b), the Administrative Agent or any other Secured Party may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor. Any holder of the Note purchasing property at a sale under Section 11.1(b) may set off the purchase price of such property against amounts outstanding under the Note in full payment of such purchase price.

                    (e) At the Administrative Agent's request and at the Borrower's expense, the Servicer shall (and if the Servicer shall fail to do so within two Business Days, the Administrative Agent may) notify each Obligor on the Loans of the Administrative Agent's security interest and direct that payments be made directly to the Administrative Agent or its designee.

                    (f) The Administrative Agent may exercise at the Borrower's expense any and all rights and remedies of the Borrower under or in connection with the Borrower Assigned Agreements or the other Collateral, including any and all rights of the Borrower to demand or otherwise require payment of any amount under, or performance of any provisions of, the Borrower Assigned Agreements.

                  (g) Notwithstanding the foregoing, the Administrative Agent may not direct the sale or other liquidation of the Collateral unless either (i) the Insurer consents to such sale or liquidation or (ii) the Proceeds of such sale or liquidation, when applied in accordance with the Priority of Payments, will be sufficient to pay in full (x) the "Insured Interest Amount" (as defined in the Insurance Policy) accrued and to accrue through the next Payment Date,
(y) the Guaranteed Principal Amount and (z) the aggregate amount of unreimbursed payments made by the Insurer under the Insurance Policy, together with interest thereon at the rate specified in the Insurance Agreement and all other Borrower Secured Obligations owed to the Insurer.

                    SECTION 11.2 Application of Proceeds.

                    Any cash held by or on behalf of the Administrative Agent as Collateral, whether from Pledged Loans or otherwise, and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral, shall be deposited into the Distribution Account and applied in accordance with the Priority of Payments.

                    SECTION 11.3 Exercise of Remedies.

                    No failure or delay on the part of any Secured Party to exercise any right power or privilege under this Agreement and no course of dealing between the Borrower or, the Servicer, on the one hand, and any Secured Party, on the other hand, shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Agreement and the other Transaction Documents are cumulative and not exclusive of any rights or remedies which any Secured Party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the other party to any other or further action in any circumstances without notice or demand.

                    SECTION 11.4 Waiver of Certain Laws.

                    Each of the Borrower and the Servicer agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent hinder or delay the enforcement of this Agreement or the foreclosure of any Collateral, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Borrower and the Servicer, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral marshaled upon any such sale, and agrees that the Administrative Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Administrative Agent or such court may determine.

                    SECTION 11.5 Power of Attorney.

                    Each of the Borrower and the Servicer hereby irrevocably appoints each of the Custodian and the Administrative Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at its expense, in connection with the enforcement of the rights and remedies provided for in this Article XI, including with the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the Collateral in connection with any sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the Borrower and the Servicer hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto, and (d) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document. Nevertheless, if so requested by the Administrative Agent or the Custodian or a purchaser of Collateral, the Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Administrative Agent or the Custodian or such purchaser, as the case may be, all proper bills of sale, assignments, releases and other instruments as may be designated in any such request. The Custodian and the Administrative Agent hereby agree not to exercise the powers granted to them under this Section 11.5 unless and until an Event of Default has occurred and is continuing.

                                  ARTICLE XII

                                 INDEMNIFICATION

                    SECTION 12.1  Indemnities by the Borrower.

                    (a)   Without   limiting   any   other   rights   that   the
Administrative Agent, the Lender, the Hedge Counterparty, the Custodian, the Affected Parties, the Insurer or any director, officer, employee or agent or incorporator of any such party (each an "Indemnified Party") may have hereunder or under applicable law, the Borrower hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, and related costs and expenses of any nature whatsoever, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts"), which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to the Transaction Documents, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party. Without limiting the foregoing, the Borrower shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

                    (A) the failure of any representation or warranty made or deemed made by any Transaction Party (or any of their respective officers) under or in connection with any Transaction Document or any report or other information delivered by any Transaction Party pursuant thereto to have been true and correct in all respects when made or deemed made or delivered;

                    (B) the failure by any Transaction  Party to comply with any term, provision or covenant contained in any Transaction Document or any agreement executed by it in connection with any Transaction Document or with any applicable law, rule or regulation with respect to Collateral, or the nonconformity of any Collateral with any such applicable law, rule or regulation;

                    (C) the failure to vest and maintain vested in the Borrower legal and equitable title to and ownership of all Loans that are, or are purported to be, Pledged Loans, together with all Collections in respect thereof, free and clear of any Adverse Claim or Restrictions on Transferability, whether existing at the time of the purchase of such Loan or at any time thereafter, and to vest and maintain vested in the Administrative Agent a first priority perfected security interest in the Collateral;

                    (D) the use, possession, ownership or operation of any Real Property securing any Loan or any environmental liability allegedly arising out of or in connection with any such Real Property;

                    (E) any action or omission of, any Transaction Party with respect to any Loan;

                    (F)  the   failure  of  any  Loan  that  is  treated  as  or
represented to be a Pledged Loans to be an Eligible Loan;

                    (G) the failure by any Transaction Party or any of their respective Affiliates to pay when due any Taxes;

                    (H) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with any Obligor Documents, Loans or Real Property included in the Collateral;

                    (I) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor on any Loan to the payment thereof (including, without limitation, a defense based on such Loan not being a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms);

                    (J) any failure of the  Borrower  or the  Servicer or any of
their  respective  agents,   representatives  or  Affiliates  to  remit  to  the
Collection Account any Collections;

                    (K) the commingling of Collections with any other funds; or

                    (L) any investigation, litigation or proceeding related to this Agreement, any other Transaction Document or the use of proceeds of the Advances.

                    (b) Any Indemnified Amounts subject to the indemnification provisions of this Section 12.1 shall be paid to the Indemnified Party within five (5) Business Days following demand therefor.

                    SECTION 12.2  Indemnities by the Servicer.


                    (a) Without limiting any other rights that an Indemnified Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts that may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to:

                    (i) the failure of any representation or warranty made or deemed made by the Servicer (or any of its officers) under or in connection with any Transaction Document or any report or other information delivered by the Servicer pursuant hereto to be true and correct in all respects when made or deemed made or delivered;

                    (ii) the failure by the Servicer to comply with any term, provision or covenant applicable to the Servicer and contained in any Transaction Document or any agreement executed by it in connection with any Transaction Document or with any applicable law, rule or regulation with respect to any Pledged Loan;

                    (iii) any negligent action or willful misconduct taken by, or negligent omission of, the Servicer with respect to any Loan;

                    (iv) any failure of the Servicer or any of its agents or representatives to remit to the Collection Account any Collections;

                    (v) the commingling of Collections with any other funds; or

                    (vi) the failure of any Loans that is treated as or represented by the Servicer to be a Pledged Loan to be an Eligible Loan as of the date of such treatment or representation.

                    (b) Any Indemnified Amounts subject to the indemnification provisions of this Section 12.2 shall be paid to the Indemnified Party within five (5) Business Days following demand therefor.

                                  ARTICLE XIII

                                  MISCELLANEOUS

                    SECTION 13.1 Notices, etc.

                    All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy) and mailed, transmitted or delivered, as to each party hereto, at its address set forth on Schedule 2 hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. In the case of any notice or communication sent by a party to the Borrower, such party shall send a copy to the Servicer. All such notices and communications shall be effective upon receipt, or in the case of notice by facsimile copy, when verbal communication of receipt is obtained, provided, however, that no notice or communication sent pursuant to Article II shall be effective until received.

                    SECTION 13.2 Binding Effect; Assignability; Termination; Insurer as Third Party Beneficiary.

                    This Agreement shall be binding upon and inure to the benefit of the Borrower, the Servicer, the Lender, the Hedge Counterparty, the Administrative Agent, the Custodian, the Insurer and their respective permitted successors and assigns. Neither the Borrower nor the Servicer may assign any of their rights and obligations hereunder or any interest herein (i) without the prior written consent of the Administrative Agent and the Insurer, except that the Servicer may delegate the performance of its duties hereunder to an Affiliate of the Servicer with the prior, written consent of the Administrative Agent and the Insurer (which will not unreasonably be withheld), and the Borrower may delegate performance of its duties hereunder to the Borrower
Administrator under the Borrower Administration Agreement, provided that, notwithstanding any such delegation, the Servicer or the Borrower, as applicable, shall remain primarily liable for the performance of its obligations hereunder, and (ii) without the confirmation in writing from each Rating Agency that such assignment will not result in any such withdrawal or reduction of the then current rating of the Lender's commercial paper notes. The Lender may, at any time, assign any of its rights and obligations hereunder or interest herein to any other Person. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; provided that the rights and remedies with respect to any breach of any representation and warranty made by the Borrower or the Servicer pursuant to Article IV and the indemnification and payment provisions of Article XII shall be continuing and shall survive any termination of this Agreement. The Insurer shall be an express third party beneficiary of this Agreement.

                    SECTION  13.3  Costs, Expenses and Taxes.

                    a) In  addition  to  the  rights  of  Indemnification  under
Article XII hereof, the Borrower agrees to pay upon demand all reasonable costs and expenses incurred by the Administrative Agent or any other Secured Party ("Other Costs") in connection with the administration (including periodic auditing, Rating Agency fees, modification and amendment) of the Transaction Documents and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Secured Parties with respect thereto. The Borrower further agrees to pay within ten (10) Business Days after demand all reasonable costs, counsel fees and expenses in connection with the enforcement by the Administrative Agent or any other Secured Party against the Borrower or the Servicer (whether through negotiation, legal proceedings or otherwise) of the Transaction Documents and the other agreements and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 13.3.

                    (b) In addition, the Borrower shall pay on demand any present or future stamp, sales, excise, or documentary taxes or fees or any other property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or any other Transaction Document, or which are payable in connection with the execution, delivery, filing or recording of the Transaction Documents or the other agreements to be delivered hereunder. The Borrower agrees to indemnify and save each Indemnified Party from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

                    (c) If the Borrower or the Servicer fails to perform any agreement or obligation contained herein, the Administrative Agent or the Administrative Agent or the Insurer may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of such party incurred in connection therewith shall be payable by the party which has failed to so perform upon such party's demand therefor.

                    SECTION 13.4 Confidentiality.

                    (a) Each of the parties to this Agreement shall maintain and shall cause each of its employees, managers, members and officers to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary thereto) and the other confidential proprietary information with respect to the other parties hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein and any information with respect to the Loans and the related Obligors and agrees not to disclose, deliver or otherwise make available to any third party (other than to their employees, managers, members or officers, each of whom shall be informed of the confidential nature of any such information) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary thereto) or any Loan Documents, except that each such party and its employees, managers, members and officers may disclose such information (i) to its external accountants and attorneys, or equity owners or as required by applicable law, any order of any judicial or administrative proceeding, or as required to be filed with the Securities and Exchange Commission, (ii) to any third party which the Borrower or the Servicer reasonably believes may become an Obligor, (iii) in cases where the provider of such information shall otherwise consent in writing or (iv) in connection with enforcement proceedings.

                    (b) Anything herein to the contrary notwithstanding, the Borrower and the Servicer hereby consent to the disclosure of any nonpublic information with respect to them (i) by the Administrative Agent or the Lender to any prospective or actual assignee or participant of either of them or (ii) by the Administrative Agent or any other Secured Party to any Rating Agency, commercial paper dealer or provider of a credit or liquidity enhancement and to any employees, managers, members, officers, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and (in the case of any commercial paper dealer or provider of credit or liquidity enhancement) agrees to maintain the confidentiality of such information on terms and conditions substantially consistent with the terms of this Section 13.4.

                    SECTION 13.5 No Proceedings.

                    Each of the parties hereto hereby agrees that it will not institute against, join or cooperate with any other Person in instituting against, or encourage or solicit any other Person to institute against, Nieuw Amsterdam any proceedings of the type referred to in the definition of "Event of Bankruptcy" until one year and one day shall have elapsed since the last day on which any of Nieuw Amsterdam's commercial paper notes remained outstanding. The provisions of this Section 13.5 shall survive the termination of this Agreement.

                    SECTION 13.6 Amendments; Waivers; Consents.

                    No modification, amendment or waiver of or with respect to any provision of the Transaction Documents (other than Pledged Loans), nor consent to any departure by the Borrower or the Servicer from any of the terms or conditions thereof, shall be effective unless it shall be in writing and signed by the Borrower, the Administrative Agent, the Lender, the Insurer and, in the case of any modification, amendment or waiver that affects the rights or obligations of the Custodian in any respect, the Custodian. Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower, or the Servicer in any case shall, in itself, entitle it to any other consent or further notice or demand in similar or other circumstances. The Transaction Documents and the documents referred to therein embody the entire agreement among the parties hereto and supersede all prior agreements and understandings relating to the subject hereof. Notwithstanding the foregoing provisions of this Section 13.6, no amendment, waiver or other modification of any provision of this Agreement that otherwise meets the requirements of this Section 13.6 shall be effective without the written consent of a Hedge Counterparty if the effect of that amendment, waiver or modification would be to diminish or impair the rights, interests or benefits provided to it as a Hedge Counterparty under the Transaction Documents or to increase its obligations as a Hedge Counterparty under the Transaction Documents.

                    SECTION 13.7 GOVERNING LAW; CONSENT TO JURISDICTION;  WAIVER
                                 OF JURY TRIAL.

                    (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF).

                    (b) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 13.7(b) SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY PARTY'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                    (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                    SECTION 13.8 Execution in Counterparts; Severability.

                    This Agreement may be executed by the parties hereto in separate counterparts, eachof which when so executed shall be deemed to be an original and all of whichwhen taken together shall constitute one and the same agreement. In case anyprovision in or obligation under this Agreement shall be invalid, illegal orunenforceable in any jurisdiction, the validity, legality and enforceability ofthe remaining provisions or obligations, or of such provision or obligationshall not in any way be affected or impaired thereby in such jurisdiction andthe validity, legality and enforceability of the remaining provisions orobligations, or of such provision or obligation shall not be impaired thereby in any other jurisdiction.

                    SECTION 13.9 Descriptive Headings.

                    The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                    SECTION 13.10 Recourse Against Certain Parties.

                    No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Lender, as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such Lender or any incorporator, affiliate, stockholder, officer, employee or director of such
Lender or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such Lender contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Lender, provided that, in the case of the Lender, such liabilities shall be paid only after the repayment in full of all of the Lender's commercial paper notes and all other liabilities contemplated in the program documents with respect to the Lender, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Lender or any incorporator, stockholder, affiliate, officer, employee or director of such Lender or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Lender contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of such Lender and each incorporator, stockholder, affiliate, officer, employee or director of such Lender or of any such administrator, or any of them, for breaches by such Lender of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of, and in consideration for, the execution of this Agreement. The provisions of this Section 13.10 shall survive the termination of this Agreement.

                    SECTION 13.11 Insurer Default.

                    If an Insurer Default has occurred and is continuing or if the Insurance Policy has been terminated in accordance with its terms, any provision giving the Insurer the right to direct, appoint or consent to, approve of, or take any action (or waive any right to take action) under this Agreement, shall be inoperative; provided, however that upon the cure of any Insurer Default, such rights shall be reinstated.

                    SECTION 13.12 Limitation on Payments.

                    Notwithstanding any provisions contained in this Agreement to the contrary, the Lender shall not, and shall not be obligated to, pay any amount pursuant to this Agreement unless the Lender has received funds which may be used to make such payment and which funds are not required to repay commercial paper notes issued by the Lender when due. Any amount which the Lender does not pay hereunder pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in ss.101 of the Bankruptcy
Code) against or corporate obligation of the Lender for any such insufficiency. The provisions of this Section 13.12 shall survive the termination of this Agreement.

            [THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

                    IN WITNESS WHEREOF, the parties have caused this Loan and Security Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SERVICER:                               CNL FINANCIAL SERVICES, LP, as Servicer


                                        By: CNL FINANCIAL SERVICES GP CORP.,
                                                its general partner


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

BORROWER:                               CNL FINANCIAL IX, LP, as Borrower


                                        By: CNL FINANCIAL IX, INC., its general
                                            partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

LENDER: NIEUW AMSTERDAM RECEIVABLES CORPORATION, as Lender


                                        By: COOPERATIEVE CENTRALE
                                            RAIFFEISEN - BOERENLEENBANK,
                                            B.A., "RABOBANK INTERNATIONAL,"
                                            NEW YORK BRANCH, as attorney-in-fact


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                 Signature Page to Loan and Security Agreement

ADMINISTRATIVE AGENT:                  COOPERATIEVE CENTRALE RAIFFEISEN -
                                       BOERENLEENBANK, B.A., "RABOBANK
                                       INTERNATIONAL",  NEW YORK BRANCH, as
                                       Administrative Agent


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

CUSTODIAN:                                 WELLS FARGO BANK MINNESOTA,
                                           NATIONAL ASSOCIATION


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                          [Schedule 1 to the Agreement]

                            LIST OF CLOSING DOCUMENTS

                                   [Attached]

                          [Schedule 2 to the Agreement]

                       ADDRESSES FOR NOTICES/UCC LOCATIONS

CNL FINANCIAL IX, LP
450 South Orange Avenue
Orlando, FL 32801
Attention:  Treasurer
Facsimile No.:  (407) 540-2103
Telephone No.:  (407) 540-2153

CNL FINANCIAL SERVICES, LP
450 South Orange Avenue
Orlando, FL 32801
Attention:  Servicing Officer
Facsimile No.:  (407) 422-2933
Telephone No.:  (407) 540-2240

NIEUW AMSTERDAM RECEIVABLES CORPORATION c/o Global Securitization Services, LLC 114 West 47th Street, Suite 1715
New York, New York 10036
Attention:  Andrew L. Stidd
Facsimile  No.:  (212) 302-8767
Confirmation No.:  (212) 302-8330

with a copy to:

NIEUW AMSTERDAM RECEIVABLES CORPORATION
c/o Rabobank International, New York Branch as Administrator
245 Park Avenue
New York, New York 10167
Attention:  Eraj Asadi/Wing Ng
Facsimile No.:  (212) 922-0969
Confirmation No.:  (212) 916-7988/7946

COOPERATIEVE CENTRALE RAIFFEISEN-
  BOERENLEENBANK, B.A., "RABOBANK
  INTERNATIONAL", NEW YORK BRANCH
245 Park Avenue
New York, New York 10167
Attention:  Eraj Asadi/Wing Ng
Facsimile No.:  (212) 922-0969
Confirmation No.:  (212) 916-7988/7946

                          [Exhibit A to the Agreement]

                            FORM OF BORROWING NOTICE

                                  [Insert Date]

Nieuw Amsterdam Receivables Corporation
Attention:

Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A.,
  "Rabobank International", New York Branch ("Rabobank"), as Administrative Agent
Attention:

                    Re: Loan and Security Agreement, dated as of June 14, 2002

Ladies and Gentlemen:

                    This notice is given pursuant to Section 2.2(a) of the Loan and Security Agreement, dated as of June 14, 2002, (the "Agreement"), among CNL Financial IX, LP (the "Borrower"), Nieuw Amsterdam Receivables Corporation (the "Lender"), CNL Financial Services, LP (the "Servicer"), Wells Fargo Bank Minnesota, National Association (the "Custodian"), and Rabobank (the "Administrative Agent"). Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Agreement.

                    The Borrower hereby requests that the Lender make a Return Advance to the Borrower on _______________, 200__ pursuant to Section 2.2(b) of the Agreement in the amount of $_______________ to be disbursed to the Borrower in accordance with Section 2.2(b) of the Agreement. Each of the Borrower and the Servicer hereby confirms that the conditions set forth in Section 3.2 of the Agreement for the making of such Advance have been met.


                               Very truly yours,

                               CNL FINANCIAL IX, LP

                               By: CNL FINANCIAL IX, INC., its general partner


                               By:
                                   ------------------------------
                                   Name:
                                   Title:

                               CNL FINANCIAL SERVICES, LP, as servicer


                               By:
                                   ------------------------------
                                   Name:
                                   Title:

                            [Exhibit B to Agreement]

                                  FORM OF NOTE

$207,333,516.00                                                 [Insert Date]

                    FOR VALUE RECEIVED, CNL Financial IX, LP, a Delaware limited partnership (the "Borrower"), promises to pay to NIEUW AMSTERDAM RECEIVABLES
CORPORATION (the "Lender"), or registered assigns, the principal sum of TWO HUNDRED AND SEVEN MILLION THREE HUNDRED AND THIRTY THREE THOUSAND FIVE HUNDRED AND SIXTEEN DOLLARS ($207,333,516.00) or, if less, the unpaid principal amount of the aggregate loans ("Advances") made by the Lender (or acquired by the Lender from any prior lender) to the Borrower pursuant to the Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in
Section 2.6 of the Agreement, and to pay the Note Interest (as defined in the Agreement) on the unpaid principal amount of this Note on each day that such unpaid principal amount is outstanding on the dates specified in Section 2.7 of the Agreement.

                    This Note is issued pursuant to Section 2.5 of the Loan and Security Agreement, dated as of June 14, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"), among the Borrower, CNL Financial Services, LP, as Servicer, Nieuw Amsterdam Receivables Corporation, Wells Fargo Bank Minnesota, National Association and Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A. "Rabobank International", New York Branch. Capitalized terms used but not defined in this Note are used with the meanings ascribed to them in the Agreement.

                    Notwithstanding any other provisions contained in this Note, if at any time the Note Interest payable by the Borrower under this Note, when combined with any and all other charges provided for in this Note, in the Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be exceeded the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrower is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Lender under this Note exceed the amount which the Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.

                    Payments of the principal of, premium, if any, and Note Interest on this Note shall be made by the Borrower to the holder hereof by wire transfer of immediately available funds by 11:00 a.m. (New York City time), in the manner and at the address specified for such purpose as provided in Section
2.9 of the Agreement and as set forth in the Register maintained by the Administrative Agent, or in such manner or at such other address as the holder of this Note shall have specified in writing by the Borrower for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.

                    If any payment under this Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and Note Interest shall be payable on any principal so extended.

                    The   Borrower   expressly   waives   presentment,   demand,
diligence, protest and all notices of any kind whatsoever with respect to this Note.

                    This Note is secured by the security interests granted to the Administrative Agent pursuant to the Agreement, the holder of this Note is entitled to the benefits of the Agreement and may enforce the agreements of the Borrower contained in the Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Agreement, all in accordance with the terms of the Agreement. If an Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note, together with accrued Note Interest, may be declared or become due and payable in the manner and with the effect provided in the Agreement.

                    The liability of the Borrower under this Note is limited as set forth in Section 8.5 of the Agreement.

                    THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (WITHOUT APPLICATION OF ITS CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                    IN WITNESS WHEREOF, the Borrower has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                                CNL FINANCIAL IX, LP

                                By: CNL FINANCIAL IX, INC., its general partner

                                By:
                                    -------------------------------------------
                                     Name:
                                     Title:

                                Schedule to Note

=============== ==============================================================
Date of              Principal         Principal        Outstanding Principal
Advance or           Amount of         Amount of             Amount
                                                            ------
Repayment            Advance**         Repayment
================ =============================================================


















      ** The aggregate principal amount of all Advances may not exceed the Program Amount.

                            [Exhibit C to Agreement]

                           LIST OF LITIGATION MATTERS

None.

                           [Exhibit D-1 to Agreement]
                  SCHEDULE OF EXCEPTIONS TO LOAN FILE DELIVERY


None.

                           [Exhibit D-2 to Agreement]
                    FORM OF FINAL CERTIFICATION OF CUSTODIAN

                                     [Date]

Nieuw Amsterdam Receivables Corporation
Attention:

Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A.,
  "Rabobank International", New York Branch ("Rabobank"), as Administrative Agent
Attention:

MBIA Insurance Corporation
Attention:

                    Re: CNL Financial IX, LP

Ladies and Gentlemen:

                    Reference is made to the Loan and Security Agreement, dated as of June 14, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"), among CNL Financial IX, LP, CNL Financial Services, LP, as Servicer, Nieuw Amsterdam Receivables Corporation, as Lender, Wells Fargo Bank Minnesota, National Association, as Custodian, and Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A. "Rabobank International", New York Branch, as Administrative Agent. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Agreement or, if not defined therein, in the Servicing Agreement referred to therein.

                    Pursuant to Section 7.2 of the Agreement, the undersigned, as Custodian, hereby certifies that, as to each Loan listed on the Loan Schedule (other than any such Loan as to which a Liquidation Event has occurred or any Loan specifically identified in any exception report annexed thereto as not being covered by such certification) (i) all documents specified in clauses (i),
(iv), (vi), (viii) and (ix) of the definition of "Loan File" are in its possession and (ii) all documents received by it with respect to such Loan have been reviewed by it and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Borrower) and relate to such Loan.

                    The Custodian is not under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Loans delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.


                             WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Custodian


                             By:
                                 ---------------------------------------------
                                    Name:
                                    Title: